                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         RELIANCE GROUP HOLDINGS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         RELIANCE GROUP HOLDINGS, INC.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         RELIANCE GROUP HOLDINGS, INC.


                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 12, 1994

                               ----------------

  The Annual Meeting of Stockholders of Reliance Group Holdings, Inc., a Delaware corporation, will be held at the Third Floor Auditorium at Chemical Bank, 270 Park Avenue, New York, New York at 10:00 a.m. on Thursday, May 12, 1994.

  At this meeting, the stockholders will be asked to:

    1. Elect fifteen directors to serve for the ensuing year.

    2. Approve the adoption by the Company of the 1994 Stock Option Plan for Non-Employee Directors.

    3. Approve the adoption by the Company of the Reliance Group Holdings, Inc. 1994 Stock Option Plan.

    4. Approve the adoption by the Company of the Reliance Group Holdings, Inc. Executive Bonus Plan.

    5. Approve the adoption by the Company of the Executive Bonus Plan for James E. Yacobucci, Senior Vice President--Investments of the Company.

    6. Transact any other business which may properly come before the meeting or any adjournments thereof.

  Only stockholders of record at the close of business on March 18, 1994 will be entitled to notice of, and to vote at, this meeting. A list of such stockholders will be available for inspection at the offices of Reliance Group Holdings, Inc. at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055 during normal business hours during the ten-day period prior to the meeting.

  Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the meeting, please vote, sign, date and return the enclosed proxy as promptly as possible in the enclosed stamped envelope. This will enable your shares to be voted in accordance with your instructions.

                                          By Order of the Board of Directors,

                                              Reliance Group Holdings, Inc.

                                                Howard E. Steinberg,
                                                  Corporate Secretary

Dated: April 15, 1994

                                PROXY STATEMENT

                         RELIANCE GROUP HOLDINGS, INC.
                               PARK AVENUE PLAZA
                              55 EAST 52ND STREET
                            NEW YORK, NEW YORK 10055

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 12, 1994

                               ----------------

                                     VOTING

  The enclosed proxy is solicited by and on behalf of the Board of Directors of Reliance Group Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Third Floor Auditorium at Chemical Bank, 270 Park Avenue, New York, New York on Thursday, May 12, 1994 at 10:00 a.m. and at any adjournments thereof. If the enclosed proxy is properly executed and returned, it will be voted in accordance with the instructions thereon. A proxy given pursuant to this solicitation is revocable by written notice delivered to the Corporate Secretary of the Company at any time prior to its exercise, by executing and delivering a later dated proxy or by attending the Annual Meeting and voting in person. Unless previously revoked or unless other instructions are on the proxy, it will be voted "for" the election of the fifteen persons nominated by the Board of Directors for election as Directors of the Company and "for" the adoption of each of the 1994 Stock Option Plan for Non-Employee Directors, the Reliance Group Holdings, Inc. 1994 Stock Option Plan, the Reliance Group Holdings, Inc. Executive Bonus Plan and the Executive Bonus Plan for James E. Yacobucci, Senior Vice President--Investments, of the Company (collectively, the "Plans"). The cost of this solicitation will be borne by the Company. This proxy statement is being mailed commencing April 15, 1994, to stockholders of record on March 18, 1994.

  Holders of record at the close of business on March 18, 1994 of Common Stock, par value $.10 per share (the "Common Stock"), of the Company are entitled to vote at the Annual Meeting. On that date, 112,585,593 shares of Common Stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held. Pursuant to the Delaware General Corporation Law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstentions are counted for quorum purposes, but since they are not cast "for" a matter, they will have the same effect as negative votes or votes "against" such matter.

  Approximately 49.5% of the Common Stock is (and was on March 18, 1994) owned by Saul P. Steinberg, members of his family and affiliated trusts (the "Steinberg Group"). The members of the Steinberg Group have informed the Company that they intend to vote for the election of the fifteen persons nominated by the Board of Directors for election as Directors of the Company and for the adoption by the Company of each of the Plans. The election of such Directors and the approval of each of the Plans are therefore virtually assured.

                       PROPOSAL 1--ELECTION OF DIRECTORS

  The fifteen persons named below (all of whom are presently Directors of the Company) have been nominated by the Board of Directors, upon the recommendation of the Nominating Committee, for election as Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and shall qualify. Directors will be elected by a plurality of the votes cast. Each of the persons named below is also a director of Reliance Financial Services Corporation and Reliance Insurance Company ("Reliance Insurance"), subsidiaries of the Company.

  Saul P. Steinberg, 54, founded and has been the Chief Executive Officer and a Director of the Company and predecessors of the Company since 1961. He has served Telemundo Group, Inc. as Chairman of the Board of Directors since February 1987, as Chief Executive Officer from February 1990 until May 1992, and as President from February 1990 until February 1991. Mr. Steinberg is also a Director of Symbol Technologies, Inc. and Zenith National Insurance Corp. He is a member of the Board of Trustees of the University of Pennsylvania; Chairman of The Wharton School Board of Overseers; a member of the Board of Overseers of Cornell University Medical College; a member of the Board of Trustees of the Long Island Jewish Medical Center; a Director of New York Hospital--Cornell Medical Center; a Trustee of the New York Public Library; and a Director of the New York City Partnership. Mr. Steinberg is Chairman of the Executive Committee and the Regular Compensation Committee of the Board of Directors. He is the brother of Mr. Robert M. Steinberg and the brother-in-law of Mr. Bruce L. Sokoloff, Senior Vice President--Administration, of the Company. On July 30, 1993, Telemundo Group, Inc. consented to the entry of an order for relief under Chapter 11 of the United States Bankruptcy Code and its reorganization case remains pending in the United States Bankruptcy Court for the Southern District of New York.

  George R. Baker, 64, has been a Director of the Company since January 1983 and was a Director of predecessors of the Company since 1974, except for the period February 1982 through January 1983. Since July 1985 his principal business activity has been serving as a Corporate Director/Advisor to various business enterprises. Mr. Baker is a Director of The Midland Company, WMS Industries Inc. and W.W. Grainger, Inc. He is a Member of the Board of Trustees of The Field Museum of Chicago; the Board of Trustees of Children's Memorial Hospital, Chicago; and the Board of Trustees of Coe College, Cedar Rapids, Iowa. Mr. Baker is Chairman of the Stock Option, Special, Nominating and Special Compensation Committees of the Board of Directors and a member of the Audit Committee of the Board of Directors.

  George E. Bello, 58, became Executive Vice President and Controller and a Director of the Company in 1982. He has held various positions with predecessors of the Company since 1968. He is a Director of Take Care, Inc., Telemundo Group, Inc. and Zenith National Insurance Corp. Mr. Bello is a member of the Finance Committee of the Board of Directors.

  Carter Burden, 52, became a Director of the Company in December 1993. He has been Chairman of the Board of CRB Broadcasting Corp., a company which owns and operates radio stations, since 1981 and Managing General Partner of William A.
M. Burden & Co., a private investment partnership, since 1989. Mr. Burden is a Trustee of The New York Public Library, the Pierpont Morgan Library and the New York City Ballet. He is also a member of the Committee to Visit the Art Museums and the University Libraries Committee at Harvard University; Founder and Chairman Emeritus of The Burden Center For the Aging; and Director of the Florence V. Burden Foundation.

  Dennis A. Busti, 51, became a Director of the Company in August 1991. He has been President and Chief Executive Officer of Reliance National, a principal operating unit of the Company, since June 1987.

  Dean W. Case, 57, became a Director of the Company in January 1986. In July 1988, he was elected President and Chief Operating Officer of Reliance Insurance and President and Chief Executive Officer of United Pacific Insurance Company, a subsidiary of Reliance Insurance. From June 1981 until April 1990, Mr. Case was Chief Executive Officer of General Casualty Company of Wisconsin, a former subsidiary of

Reliance Insurance. Prior thereto he held various positions with Reliance Insurance since 1973. Mr. Case is a member of the Board of Governors of the National Association of Independent Insurers.

  Lowell C. Freiberg, 54, has been a Senior Vice President and a Director of the Company since 1982 and Chief Financial Officer of the Company since 1985. He also served as Treasurer of the Company from 1982 until March 1994. Mr. Freiberg has held various positions with predecessors of the Company since 1969. He is a Director of Telemundo Group, Inc. and Symbol Technologies, Inc. He is a Director of the Dance Theatre of Harlem. Mr. Freiberg is a member of the Finance Committee of the Board of Directors.

  Dr. Thomas P. Gerrity, 52, became a Director of the Company in December 1993. He has been Dean of the Wharton School of the University of Pennsylvania since 1990. Dr. Gerrity was Chairman and Chief Executive Officer of Index Group, Inc., an information technology consulting company he founded, from 1969 to 1989 and was President of CSC Consulting, the commercial professional services group of Computer Sciences Corporation, from 1989 to 1990. He is a Director of Digital Equipment Corporation, Federal National Mortgage Association and Sun Company, Inc., and a member of the Executive Committee of Technology Leaders L.P.

  Jewell Jackson McCabe, 48, became a Director of the Company in August 1991. She has been the President of Jewell Jackson McCabe Associates, consultants specializing in strategic planning and communications, since 1984 and Chair of the New York State Jobs Training Partnership council, a federally funded training program for disadvantaged workers, since 1983. Ms. McCabe is the Founder and Chair of the National Coalition of 100 Black Women; Chair of the Coro Foundation; and a Director or Trustee of the National Alliance of Business, South Street Seaport Museum, United Hospital Fund, New York City Partnership and the Phelps Stokes Fund. She is also a member of The Wharton School Board of Overseers, the Government Relations Committee of the United Way of America and of the Executive Committee of the Association for a Better New York. Ms. McCabe is a member of the Stock Option, Regular Compensation and Finance Committees of the Board of Directors.

  Irving Schneider, 74, became a Director of the Company in 1982 and was a Director of predecessors of the Company since 1979. He has been Executive Vice President of Helmsley-Spear, Inc., a real estate management corporation, for over ten years. Mr. Schneider is also Chairman of the Long Island Jewish Medical Center and Vice Chairman of the Association for a Better New York and the Board of Trustees of Brandeis University. He is Life Trustee of United Jewish Appeal Federation of New York. Mr. Schneider is a member of the Audit and Stock Option Committees of the Board of Directors.

  Bernard L. Schwartz, 68, became a Director of the Company in 1982 and was a Director of predecessors of the Company since 1965. He has been Chairman of the Board, President and Chief Executive Officer of Loral Corporation, a defense electronics and communications corporation, since 1972. Since 1989, he has been Chairman and Chief Executive Officer of K & F Industries, Inc., a manufacturer of aircraft wheels and brakes. He is a Director of First Data Corporation and Sorema North American Reinsurance Company, a Trustee of New York University Medical Center and a member of the Advisory Board of The City College of New York School of Engineering. Mr. Schwartz is a member of the Executive Committee of the Board of Directors.

  Richard E. Snyder, 61, became a Director of the Company in March 1994. Mr. Snyder has been Chief Executive Officer and Chairman of the Board of Directors of Paramount Publishing, the publishing division of Paramount Communications, Inc., a majority owned subsidiary of Viacom Inc., since 1979. Mr. Snyder is a member of the Board of Directors of the National Book Awards. Mr. Snyder is also a member of the Society of Fellows of the American Museum of Natural History, the Council on Foreign Relations, the Economic Club of New York and the Board of Overseers for the University Libraries of Tufts University.

  Thomas J. Stanton, Jr., 66, became a Director of the Company in 1982 and was a Director of predecessors of the Company since 1966. He is Chairman Emeritus of National Westminster Bank NJ, and served as Chairman of the Board of Directors or President of National Westminster Bank NJ or its predecessor from 1967 through January 1990. He is a Director of Loral Corporation. He is Treasurer and Director of the New Jersey State Chamber of Commerce and a Director or Trustee of Hudson County Chamber of Commerce & Industry and the National Conference of Christians and Jews. He is a member of the Board of Regents of Saint Peter's College and of Partnership for New Jersey. He is Vice Chairman of the Regional Plan Association of New York; Chairman of the Regional Plan Association of New Jersey; Chairman of Hudson County Tax Research Council Executive Committee; Trustee of Montclair Museum, Liberty Science Center, Saint Peter's Prep and Stevens Institute of Technology, Hoboken; and Chairman and Treasurer of the Foundation of the University of Medicine and Dentistry of New Jersey. Mr. Stanton is Chairman of the Audit Committee of the Board of Directors and a member of the Special, Nominating and Special Compensation Committees of the Board of Directors.

  Robert M. Steinberg, 51, became a Director of the Company in 1981 and President and Chief Operating Officer in 1982. He has held various positions with predecessors of the Company since 1965. In October 1984, Mr. Steinberg was elected Chairman of the Board and Chief Executive Officer of Reliance Insurance. He is a Director of Telemundo Group, Inc. and Zenith National Insurance Corp. He is a Trustee of the Mount Sinai Medical Center, The Robert Steel Foundation for Pediatric Cancer Research and Bank Street College. Mr. Steinberg is a member of the Executive Committee and the Regular Compensation Committee of the Board of Directors. Mr. Steinberg is the brother of Mr. Saul
P. Steinberg and the brother-in-law of Mr. Bruce L. Sokoloff, Senior Vice President--Administration, of the Company.

  James E. Yacobucci, 42, became a Director of the Company and Senior Vice President--Investments of Reliance Insurance in May 1989. He became Senior Vice President--Investments of the Company in December 1990. From January 1982 through April 1989 Mr. Yacobucci was a general partner of Cumberland Associates, a private investment manager.

BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors of the Company held nine meetings during 1993. The Board of Directors has an Audit Committee, which held three meetings during 1993, and a Regular Compensation Committee, which acted by unanimous written consent in 1993. The Board of Directors also has a Special Compensation Committee, which held one meeting during 1993, a Stock Option Committee, which held three meetings during 1993, and a Nominating Committee, which held one meeting during 1993. Each Director of the Company attended at least 75% of the aggregate number of meetings held by the Board of Directors (during the period he or she served as a Director) and by the committees of which he or she was a member, except Messrs. Dennis A. Busti and Bernard L. Schwartz. Terry L. Kendall, a Director of the Company until May 1993, failed to timely file one Form 4 with respect to one transaction in the Common Stock.

  The Audit Committee's activities include recommendations as to the engagement of independent auditors, approval of the scope of the annual audit and related fee proposals, periodic meetings with both independent auditors and internal auditors to discuss the results of audit examinations, and review of the adequacy of internal accounting and financial reporting controls and of current developments in financial reporting and accounting. The Regular Compensation Committee is responsible for reviewing the compensation of officers and employees of the Company who are not Directors of the Company. The Special Compensation Committee is responsible for reviewing the compensation of officers of the Company who are also Directors of the Company and of principal officers of the Company's insurance subsidiaries. The Special Compensation Committee is also responsible for reviewing the participation of key executives of the Company in certain transactions involving the Company. The Special Compensation Committee will also administer each of the Reliance Group Holdings, Inc. Executive Bonus Plan, the Executive Bonus Plan for James
E. Yacobucci and the Reliance Group Holdings, Inc. 1994 Stock Option Plan as such stock option plan applies to the executive officers of the Company, if such Plans are approved by the stockholders at the Annual Meeting. The Stock Option Committee administers the Company's 1986 Stock Option Plan and selects the key employees who will receive grants of options and stock appreciation rights and determines the number of shares of Common Stock that will be subject thereto. The Stock Option Committee will also administer the 1994 Stock Option Plan for Non-Employee Directors (but not select the persons eligible to receive options thereunder) and the Reliance Group Holdings, Inc. 1994 Stock Option Plan (other than with respect to the executive officers of the Company), if such Plans are approved by the stockholders at the Annual Meeting. The Nominating Committee is responsible for evaluating and recommending nominees for election to the Board of Directors. Any stockholder desiring to recommend a candidate for nomination to the Board of Directors should furnish to the Corporate Secretary of the Company a resume of the experience and qualifications of the proposed nominee and a written statement signed by the proposed nominee consenting to be nominated by the Board of Directors and to serve if elected. A candidate for director must be highly experienced, have knowledge and a background that will be useful to the Company and the ability to exercise sound business judgment. The candidate must also be willing and able to commit the time and effort needed to be an effective director. To be considered for the 1995 Annual Meeting of Stockholders, any such recommendation must be received at the principal executive offices of the Company on or before December 16, 1994.

COMPENSATION OF DIRECTORS

  Each Director of the Company who is not compensated as an officer of the Company or one of its subsidiaries receives director's fees of $20,000 per annum from the Company and $20,000 per annum from Reliance Insurance for serving as a director of Reliance Insurance. The Company also pays each member of its Audit, Stock Option, Nominating, Special Compensation and Special Committees $1,000 for each such meeting attended. In addition, the Company pays to the Chairman of each of the Audit, Stock Option, Nominating, Special Compensation and Special Committees a retainer of $5,000 per annum. In addition, each Director of the Company who is not an employee of the Company or any of its subsidiaries has been granted, subject to approval of the 1994 Stock Option Plan for Non-Employee Directors by the stockholders at the Annual Meeting, an option to purchase 25,000 shares of Common Stock at the fair market value of such shares on the date of grant of the option. Subject to such stockholder approval, each other person who is elected as a Director of the Company and is not an employee of the Company or any of its subsidiaries will upon such person's initial election be granted an option to purchase 25,000 shares of Common Stock at the fair market value of such shares on the date of grant. See "Proposal 2--Approval of 1994 Stock Option Plan for Non-Employee Directors." The Company provides Mr. Stanton with $100,000 face value of permanent life insurance.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  Approximately 49.5% of the Common Stock is owned by the Steinberg Group, composed of Saul P. Steinberg, members of his family and affiliated trusts. The following table sets forth information as of February 15, 1994 with respect to beneficial ownership of Common Stock by the Steinberg Group and its members, by each Director of the Company and by all executive officers and directors of the Company as a group. The Company does not know of any other beneficial owners of more than 5% of the outstanding Common Stock. The persons named below hold sole voting and investment power with respect to the shares shown opposite their names, unless otherwise indicated. Saul P. Steinberg, Robert M. Steinberg and the Steinberg Group have an address of Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

                                       NUMBER OF SHARES
                                        AND NATURE OF                PERCENT OF
       NAME OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP             CLASS(1)
       ------------------------      --------------------            ----------
   Steinberg Group..................      55,152,493(2)                 49.5%
     Saul P. Steinberg..............      44,038,331(3)(4)(5)           39.5%
     Robert M. Steinberg............      18,514,547(3)(4)(6)(7)(12)    16.6%
     Roni Sokoloff..................       3,202,503(8)(12)              2.9%
     Lynda Jurist...................       3,106,310(9)                  2.8%
   George R. Baker..................           3,625(4)                     *
   George E. Bello..................       2,138,087(10)(11)(12)         1.9%
   Carter Burden....................          26,676(13)                    *
   Dennis A. Busti..................          56,000(12)                    *
   Dean W. Case.....................          25,625                        *
   Lowell C. Freiberg...............         884,726(3)(6)(12)              *
   Thomas P. Gerrity................           3,000                        *
   Jewell J. McCabe.................               0                        *
   Irving Schneider.................         174,500                        *
   Bernard L. Schwartz..............          14,350(13)                    *
   Thomas J. Stanton, Jr............           1,000                        *
   James E. Yacobucci...............       1,941,169(3)(6)(10)(12)       1.7%
   All Executive Officers and
   Directors as a
   Group (other than the Steinberg
   Group and
   Bruce L. Sokoloff)...............       3,732,243(3)(6)(10)(11)       3.3%
                                                    (12)(13)(14)(15)

- --------
  (1) An asterisk indicates that the shares owned are less than 1% of the class.

  (2) Excludes shares of Common Stock held by, and shares of Common Stock based on the assumed exercise of warrants to purchase Common Stock held by, the pension plans of the Company and Commonwealth Land Title Insurance Company, a subsidiary of the Company, and excludes shares of Common Stock allocable to contributions of members of the Steinberg Group under the Reliance Insurance Company Savings Incentive Plan (the "SIP") and shares based on the assumed exercise of options to purchase Common Stock held by Robert M. Steinberg and Roni Sokoloff (through her husband, Bruce L. Sokoloff, and over which she disclaims beneficial ownership). See Notes 3, 5, 6, 7 and 8. Including such shares and warrants, the Steinberg Group beneficially owned 56,241,889 shares of Common Stock, representing 50.3% of the class.

  (3) Includes 182,900 shares owned by, and 56,072 shares based on the assumed exercise of warrants to purchase Common Stock owned by, the Reliance Group Holdings, Inc. Pension Trust. Saul P. Steinberg, Robert M. Steinberg, Lowell C. Freiberg and James E. Yacobucci are the trustees thereof. Voting and dispositive power with respect to such shares and warrants (including the power to exercise the warrants) has been transferred by the trustees to LaSalle National Trust, N.A. ("LaSalle"), as independent fiduciary. The trustees may revoke the authority of LaSalle on 30 days' notice. Each trustee disclaims beneficial ownership of all of the shares described in this Note 3.

  (4) Includes with respect to each of Saul P. Steinberg and Robert M. Steinberg, and excludes with respect to George R. Baker, 12,280,830 shares owned by the Article III Residuary Trust under the will of Julius Steinberg. Saul P. Steinberg, Robert M. Steinberg, their mother and George R. Baker are the trustees thereof and have the shared power to vote and otherwise deal with the shares. Saul P. Steinberg, Robert M. Steinberg and their sisters Roni Sokoloff and Lynda Jurist are equal beneficiaries under the trust.

  (5) Includes 55,340 shares held by Saul P. Steinberg as custodian for his children, as to which he disclaims beneficial ownership. Includes 75,180 shares owned by Saul P. Steinberg's mother, 336,300 shares owned by his wife, 15,200 shares held by his wife as custodian for their child and 100,000 shares held by trusts for children of Saul P. Steinberg (for which Robert M. Steinberg serves as the sole trustee), as to all of which Saul P. Steinberg disclaims beneficial ownership. Includes 910,000 shares held by the Saul & Gayfryd Steinberg Foundation, Inc. Includes 116,456 shares allocable to Saul P. Steinberg's contributions under the SIP, as to which he has dispositive power. All of the Common Stock held under the SIP will be voted by the trustee of the SIP, Continental Trust Company, in its sole discretion, in accordance with the fiduciary standards of the Employee Retirement Income Security Act of 1974, as amended.

  (6) Includes 314,100 shares owned by, and 94,154 shares based on the assumed exercise of warrants to purchase Common Stock owned by, the Commonwealth Land Title Insurance Company Pension Trust. Robert M. Steinberg, Lowell C. Freiberg, James E. Yacobucci and one other person are the trustees thereof. Voting and dispositive power with respect to such shares and warrants (including the power to exercise the warrants) has been transferred by the trustees to LaSalle, as independent fiduciary. The trustees may revoke the authority of LaSalle on 30 days' notice. Messrs. Steinberg, Freiberg and Yacobucci each disclaims beneficial ownership of all of the shares described in this Note 6.

  (7) Includes 101,730 shares held by Robert M. Steinberg as custodian for his children and 100,000 shares held by trusts for children of Saul P. Steinberg for which Robert M. Steinberg serves as sole trustee, as to all of which Robert
M. Steinberg disclaims beneficial ownership. Includes 25,921 shares allocable to Robert M. Steinberg's contributions under the SIP, as to which he has dispositive power.

  (8) Includes 400,000 shares owned by Bruce L. Sokoloff, the husband of Roni Sokoloff, and 52,580 shares held by Mr. Sokoloff as custodian for their children, as to all of which Roni Sokoloff disclaims beneficial ownership. Includes 17,293 shares allocable to Bruce L. Sokoloff's contributions under the SIP, as to which he has dispositive power and Roni Sokoloff disclaims beneficial ownership. Mr. Sokoloff is Senior Vice President--Administration of the Company.

  (9) Includes 10,000 shares owned by Lynda Jurist's husband, as to which she disclaims beneficial ownership.

  (10) Includes 933,300 shares owned by, and 310,643 shares based on the assumed exercise of warrants to purchase Common Stock owned by, the Reliance Insurance Company Employee Retirement Trust. George E. Bello, James E. Yacobucci and one other person are the trustees thereof. Voting and dispositive power with respect to such shares and warrants (including the power to exercise the warrants) has been transferred by the trustees to LaSalle, as independent fiduciary. The trustees may revoke the authority of LaSalle on 30 days' notice. Messrs. Bello and Yacobucci each disclaims beneficial ownership of all of the shares described in this Note 10.

  (11) Includes shares allocable to employee contributions under the SIP, as to which the employee has dispositive power, as follows: George E. Bello--14,593 shares, and all executive officers and directors as a group (other than the Steinberg Group and Bruce L. Sokoloff)--14,593 shares.

  (12) Includes shares based on the assumed exercise of currently exercisable options to purchase Common Stock owned through the Company's 1986 Stock Option Plan as follows: Robert M. Steinberg--250,000, Roni Sokoloff--32,500 (these options are owned by Bruce L. Sokoloff; Roni Sokoloff disclaims beneficial ownership), George E. Bello--175,000, Dennis A. Busti--55,000, Lowell C. Freiberg--175,000, James E. Yacobucci--50,000 and all executive officers and directors as a group (other than the Steinberg Group and Bruce L. Sokoloff)-- 661,250.

  (13) Includes shares based on the assumed exercise of warrants to purchase Common Stock as follows: Carter Burden--21,676 shares, Bernard L. Schwartz-- 4,350 shares and all executive officers and directors as a group (other than the Steinberg Group and Bruce L. Sokoloff)--487,299 shares.

  (14) Excludes 12,280,830 shares owned by the Article III Residuary Trust under the will of Julius Steinberg. See Note 4. Includes 10,000 shares held by a Company officer as trustee for his children, as to which beneficial ownership is disclaimed.

  (15) Richard E. Snyder became a director of the Company in March 1994. He did not own any shares of Common Stock on February 15, 1994.

  The following table sets forth information as of February 15, 1994 with respect to beneficial ownership of warrants to purchase Common Stock by each Director of the Company and by all executive officers and directors of the Company as a group.

                                              NUMBER OF WARRANTS
                                                AND NATURE OF          PERCENT
  NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP    OF CLASS(1)
  ------------------------                   --------------------    -----------
George E. Bello.............................       310,643(2)            6.2%
Carter Burden...............................        21,676                 *
Lowell C. Freiberg..........................       150,226(3)(4)         3.0%
Bernard L. Schwartz.........................         4,350                 *
Robert M. Steinberg.........................       150,226(3)(4)         3.0%
Saul P. Steinberg...........................        56,072(3)            1.1%
James E. Yacobucci..........................       460,869(2)(3)(4)      9.2%
All Executive Officers and Directors as a
 Group......................................       487,299(2)(3)(4)      9.7%

- --------
  (1) An asterisk indicates that the securities owned are less than 1% of the class.

  (2) Includes 310,643 warrants to purchase Common Stock owned by the Reliance Insurance Company Employee Retirement Trust. George E. Bello, James E. Yacobucci and one other person are the trustees thereof. Dispositive power with respect to such warrants (including the power to exercise them) and voting power with respect to the underlying Common Stock has been transferred by the trustees to LaSalle, as independent fiduciary. The trustees may revoke the authority of LaSalle on 30 days' notice. Messrs. Bello and Yacobucci each disclaims beneficial ownership of the warrants described in this Note 2.

  (3) Includes 56,072 warrants to purchase Common Stock owned by the Reliance Group Holdings, Inc. Pension Trust. Lowell C. Freiberg, Robert M. Steinberg, Saul P. Steinberg and James E. Yacobucci are the trustees thereof. Dispositive power with respect to such warrants (including the power to exercise them) and voting power with respect to the underlying Common Stock has been transferred by the trustees to LaSalle, as independent fiduciary. The trustees may revoke the authority of LaSalle on 30 days' notice. Each trustee disclaims beneficial ownership of the warrants described in this Note 3.

  (4) Includes 94,154 warrants to purchase Common Stock owned by the Commonwealth Land Title Insurance Company Pension Trust. Lowell C. Freiberg, Robert M. Steinberg, James E. Yacobucci and one other person are the trustees thereof. Dispositive power with respect to such warrants (including the power to exercise them) and voting power with respect to the underlying Common Stock has been transferred by the trustees to LaSalle, as independent fiduciary. The trustees may revoke the authority of LaSalle on 30 days' notice. Each trustee disclaims beneficial ownership of the warrants described in this Note 4.

  The following table sets forth information as of February 15, 1994 with respect to beneficial ownership of equity securities of Telemundo Group, Inc. ("Telemundo") and Reliance Insurance by each Director of the Company and by all executive officers and directors of the Company as a group. Of the outstanding common stock of Telemundo, approximately 34.9% is owned by Reliance Insurance and approximately 41.5% is owned by a limited partnership, the general partner of which is a limited partnership which has as its general partner a wholly-owned subsidiary of Reliance Insurance. In July 1993, Telemundo consented to the entry of an order for relief under Chapter 11 of the United States Bankruptcy Code. Reliance Insurance wrote-off its investment in Telemundo (and the partnerships described above) in 1991.

                                                              NUMBER OF SHARES AND PERCENT
                                                                   NATURE OF          OF
TITLE OF CLASS                 NAME OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP CLASS(1)
- --------------                 ------------------------       -------------------- -------
Telemundo Group, Inc.
  Common Stock, $.01 par
   value:                Saul P. Steinberg...................         2,435(2)         *
                         George E. Bello.....................       228,900            *
                         Dean W. Case........................           500            *
                         All Executive Officers and
                          Directors as a Group...............       241,640(3)         *
Reliance Insurance
 Company
  $2.68 Series A
   Preferred
   Stock, $1.00 par
   value:                Robert M. Steinberg.................         4,500            *
                         All Executive Officers and
                          Directors as a Group...............         4,500            *


- --------
  (1) An asterisk indicates that the securities owned are less than 1% of the class.

  (2) These shares are owned by Mr. Steinberg's wife and he disclaims beneficial ownership.

  (3) Includes 2,438 shares held by a Company officer as trustee for his children, as to which beneficial ownership is disclaimed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table summarizes the compensation for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1993, 1992 and 1991 by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers").

                                                                         LONG TERM
                                     ANNUAL COMPENSATION (1)            COMPENSATION
                                ----------------------------------  -----------------------
                                                                      AWARDS       PAYOUTS
                                                                    ----------    ---------
                                                                    SECURITIES
  NAME AND                                                          UNDERLYING      LTIP
 PRINCIPAL                                            OTHER ANNUAL   OPTIONS/      PAYOUTS        ALL OTHER
  POSITION                 YEAR SALARY($)   BONUS($)  COMPENSATION   SARS (#)        ($)       COMPENSATION($)
 ---------                 ---- ---------- ---------- ------------  ----------    ---------    ---------------
Saul P. Steinberg          1993 $2,700,000 $2,700,000   $85,000(2)          0     $       0       $746,000(6)
  Chairman of the Board &  1992  2,700,000  3,135,000    77,000(2)          0             0        407,000
  Chief Executive Officer  1991  3,000,000  2,700,000       -- (3)          0             0            --

Robert M. Steinberg        1993  1,350,000  1,350,000       --              0             0         90,000(6)
  President & Chief        1992  1,350,000  1,350,000       --      1,000,000(4)          0        180,000
  Operating Officer        1991  1,500,000  1,500,000       --              0             0            --

George E. Bello            1993    540,000    625,000       --              0             0        109,000(6)
  Executive Vice           1992    540,000    630,000       --        700,000(4)    483,000(5)     153,000
   President               1991    600,000    700,000       --              0             0            --
   & Controller

James E. Yacobucci         1993  1,125,000          0       --              0             0          7,000(6)
  Senior Vice President--  1992  1,125,000    400,000       --        200,000(4)          0          7,000
   Investments             1991  1,250,000          0       --              0     1,103,000            --

Lowell C. Freiberg         1993    495,000    700,000       --              0             0         56,000(6)
  Senior Vice President    1992    495,000    540,000       --        700,000(4)    353,000(5)      84,000
   and                     1991    550,000    600,000       --              0             0            --
   Chief Financial Officer

- --------
  (1) Effective January 1, 1994, the annual base salaries of Saul P. Steinberg and Robert M. Steinberg were reduced by $950,000 and $200,000, respectively, while the annual base salaries of George E. Bello, James E. Yacobucci and Lowell C. Freiberg were increased by $85,000, $125,000 and $105,000, respectively. The bonuses for 1994 for the named executive officers (other than James E. Yacobucci) will be paid in accordance with the terms of the Reliance Group Holdings, Inc. Executive Bonus Plan, assuming stockholder approval of such Plan. Such Plan provides for a maximum bonus equal to 115% of annual base salary if certain preestablished, objective performance goals are achieved. See "Proposal 4--Approval of Reliance Group Holdings, Inc. Executive Bonus Plan." The bonus for 1994 for James E. Yacobucci will be paid in accordance with the terms of the Executive Bonus Plan for James E. Yacobucci, assuming stockholder approval of such Plan. Such Plan provides that, subject to the discretion of the Special Compensation Committee to reduce or eliminate the bonus, Mr. Yacobucci may earn a maximum annual bonus of 400% of his "base salary", which for purposes of such Plan is defined as being $1,000,000, if a preestablished, objective performance goal is achieved. See "Proposal 5--Approval of Executive Bonus Plan for James E. Yacobucci."

  (2) The 1993 amount includes $57,000 for certain personal use of corporate aircraft and $26,000 for club membership dues. The 1992 amount includes $27,000 for certain personal use of corporate aircraft and $42,000 in 1992 net operating expenses for a Company condominium that was used during 1992 primarily by Saul P. Steinberg and members of his family. The Company condominium was sold in 1993.

  (3) This mark throughout the table indicates information not required to be reported under the rules of the Securities and Exchange Commission.

  (4) These Company options were granted in connection with the surrender of an equal number of outstanding Company options.

  (5) Includes amounts paid in respect of a Frank B. Hall & Co. Inc. ("Hall") compensation unit plan. Such amounts were paid in 1992 pursuant to a waiver by the Company of a condition to payout in connection with the sale by Hall of substantially all of its operating assets and the merger of Hall with a wholly-owned subsidiary of the Company.

  (6) Includes 1993 contributions by the Company and its subsidiaries under the SIP as follows: $7,000 for Saul P. Steinberg, $7,000 for Robert M. Steinberg, $7,000 for George E. Bello, $7,000 for James E. Yacobucci and $7,000 for Lowell
C. Freiberg. Includes directors' fees paid by companies on whose boards the executives serve at the request of the Company as follows: $70,000 for Saul P. Steinberg, $50,000 for Robert M. Steinberg, $50,000 for George E. Bello, $-0-for James E. Yacobucci and $22,000 for Lowell C. Freiberg. Includes bonuses paid by the Company that were used to obtain certain life insurance benefits as follows: $657,000 for Saul P. Steinberg (covering both 1993 and 1994), $3,000 for Robert M. Steinberg, $6,000 for George E. Bello, $-0- for James E. Yacobucci and $3,000 for Lowell C. Freiberg. Includes the value of premiums paid by the Company for split dollar life insurance in excess of the premiums paid by the executive officers as follows (covering both 1993 and 1994): $-0-for Saul P. Steinberg, $18,000 for Robert M. Steinberg, $34,000 for George E. Bello, $-0- for James E. Yacobucci and $12,000 for Lowell C. Freiberg. Includes premiums paid by the Company and its subsidiaries for medical reimbursement insurance as follows: $12,000 for Saul P. Steinberg, $12,000 for Robert M. Steinberg, $12,000 for George E. Bello, $-0- for James E. Yacobucci and $12,000 for Lowell C. Freiberg.

FISCAL 1993 YEAR-END OPTION/SAR VALUES

  The following table sets forth the number of shares covered by stock options (each of which carries one tandem stock appreciation right) held by the named executive officers at December 31, 1993 and also shows the values for "in-the-money" options at that date. No named executive officer was granted or exercised stock options or stock appreciation rights during 1993.

                                NUMBER OF SECURITIES
                         UNDERLYING UNEXERCISED OPTIONS/SARS          VALUE OF UNEXERCISED
                                       HELD AT                    IN-THE-MONEY OPTIONS/SARS AT
                                  DECEMBER 31, 1993                  DECEMBER 31, 1993($)(1)
                         -----------------------------------      ------------------------------
   NAME                  EXERCISABLE           UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
   ----                  -----------           -------------      -----------      -------------
Saul P. Steinberg......          0                      0          $        0         $        0
Robert M. Steinberg....    250,000                750,000           1,044,000          3,131,000
George E. Bello........    175,000                525,000             731,000          2,192,000
James E. Yacobucci.....     50,000                150,000             209,000            626,000
Lowell C. Freiberg.....    175,000                525,000             731,000          2,192,000

- --------
  (1) Options and stock appreciation rights are classified as "in-the-money" if the fair market value of the underlying common stock exceeds the exercise or base price of the option or stock appreciation right. The value of such in-the-money options and stock appreciation rights is the difference between the exercise or base price and the fair market value of the underlying common stock as of December 31, 1993. The fair market value of the Common Stock on December 31, 1993 was $8.00 per share.

PENSION PLAN TABLE

  The following table sets forth the approximate annual pension that a named executive officer may receive under (1) the Company's pension plan (the "Company Pension Plan") and the Company's supplemental pension plan (the "Company Supplemental Pension Plan") or (2) Reliance Insurance's pension plan (the "Reliance Insurance Pension Plan") and Reliance Insurance's supplemental pension plan (the "Reliance Insurance Supplemental Pension Plan"), in each case assuming selection of a single life annuity, retirement at age 65 and the current level of covered compensation, based on the indicated assumptions as to salary and years of service. Under the Internal Revenue Code of 1986, as amended (the "Code"), for each of the Company Pension Plan and the Reliance Insurance Pension Plan, the maximum annual benefit allowed is

$118,800 and the maximum annual compensation for years beginning with 1994 that may be taken into account is presently $150,000. Amounts shown on the following table in excess of $118,800 are payable by the Company only to persons participating in the Company Supplemental Pension Plan, including Saul P. Steinberg, Robert M. Steinberg, George E. Bello and Lowell C. Freiberg, and are payable by Reliance Insurance only to persons participating in the Reliance Insurance Supplemental Pension Plan, including Saul P. Steinberg and Robert M. Steinberg.

                                                YEARS OF SERVICE
                         --------------------------------------------------------------
 SALARY                     5        10       15       20       25       30       35
 ------                  -------- -------- -------- -------- -------- -------- --------
$  150,000.............. $ 13,095 $ 26,190 $ 39,285 $ 52,380 $ 65,475 $ 78,570 $ 91,665
   200,000..............   17,720   35,440   53,160   70,880   88,600  106,320  124,040
   300,000..............   26,970   53,940   80,910  107,880  134,850  161,820  188,790
   500,000..............   45,470   90,940  136,410  181,880  227,350  272,820  318,290
   750,000..............   68,595  137,190  205,785  274,380  342,975  411,570  480,165
 1,000,000..............   91,720  183,440  275,160  366,880  458,600  550,320  618,800
 2,000,000..............  184,220  368,440  552,660  618,800  618,800  618,800  618,800

  As of January 1, 1994, for purposes of calculating pension benefits under the Company Pension Plan and the Company Supplemental Pension Plan, Saul P. Steinberg, Robert M. Steinberg, George E. Bello and Lowell C. Freiberg had 33, 28, 25 and 24 years of credited service, respectively, and had salaries of $1,465,625, $920,000, $625,000 and $600,000, respectively. As of January 1,
1994, for purposes of calculating pension benefits under the Reliance Insurance Pension Plan and the Reliance Insurance Supplemental Pension Plan, Saul P. Steinberg, Robert M. Steinberg and James E. Yacobucci had 17, 5 and 4 years of credited service, respectively, and had salaries of $284,375, $230,000 and $150,000, respectively. Under current Code limits and plan provisions, the aggregate pension benefit payable to an individual under all pension plans and supplemental pension plans maintained by the Company and its subsidiaries cannot exceed $618,800. Benefits under each of the above named plans are calculated on the basis of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts.

EMPLOYMENT CONTRACTS

  Saul P. Steinberg has an employment agreement with the Company to act as Chief Executive Officer for a five-year term, which commenced January 1, 1992, at a salary of $1,465,625 per annum (reduced, effective January 1, 1994, from $2,261,250 per annum), subject to increases as approved by the Special Compensation Committee of the Company's Board of Directors. Mr. Steinberg was entitled under this agreement to an annual bonus for 1993, not to exceed 100% of his salary for 1993, based on the determination by the Special Compensation Committee of the Company's Board of Directors of the relative contribution of Mr. Steinberg to the business, operations and financial results of the Company during such year and on objective criteria determined by the Special Compensation Committee. Mr. Steinberg also has an employment agreement with Reliance Insurance to act as Chairman of the Executive and Finance Committee of Reliance Insurance for a five-year term, which commenced January 1, 1992, at a salary of $284,375 per annum (reduced, effective January 1, 1994, from $438,750 per annum), subject to increases as approved by the Special Compensation Committee of the Board of Directors of Reliance Insurance. Mr. Steinberg was entitled under this agreement to an annual bonus for 1993, not to exceed 100% of his salary for 1993, based on the determination by the Special Compensation Committee of the Board of Directors of Reliance Insurance of the relative contribution of Mr. Steinberg to the business, operations and financial results of Reliance Insurance during such year and on objective criteria determined by the Special Compensation Committee of the Board of Directors of Reliance Insurance. The limitations on Mr. Steinberg's annual bonuses under his employment agreements with the Company and Reliance Insurance did not apply to a 1992 special bonus (which arrangement has been terminated) based on the pre-tax earnings of Hall. Mr. Steinberg's bonuses for 1994 from the Company and Reliance Insurance will be paid in accordance with the terms of the Reliance Group Holdings, Inc. Executive Bonus Plan, assuming stockholder approval of such Plan. Such Plan provides for a maximum bonus equal to 115% of annual base salary from the Company and Reliance Insurance if certain preestablished, objective performance goals are achieved. See "Proposal 4-- Approval of Reliance Group Holdings, Inc. Executive Bonus Plan."

  Robert M. Steinberg has an employment agreement with the Company to act as President and Chief Operating Officer for a five-year term, which commenced January 1, 1994, at a salary of $920,000 per annum (reduced from $1,080,000 per annum under his prior employment agreement with the Company, which agreement expired September 30, 1993), subject to increases as approved by the Special Compensation Committee of the Company's Board of Directors. Mr. Steinberg also has an employment agreement with Reliance Insurance to act as Chairman of the Board and Chief Executive Officer of Reliance Insurance for a five-year term, which commenced January 1, 1994, at a salary of $230,000 per annum (reduced from $270,000 per annum under his prior employment agreement with Reliance Insurance, which agreement expired September 30, 1993), subject to increases as approved by the Special Compensation Committee of the Board of Directors of Reliance Insurance. Under his prior employment agreements, Mr. Steinberg was entitled to bonuses for 1993 from the Company and Reliance Insurance, in each case not to exceed 100% of his salary for 1993 from such company and based on the relative contribution of Mr. Steinberg to the business, operations and financial results of such company during 1993 as determined by its Special Compensation Committee and on objective criteria determined by its Special Compensation Committee. Mr. Steinberg's bonuses for 1994 from the Company and Reliance Insurance will be paid in accordance with the terms of the Reliance Group Holdings, Inc. Executive Bonus Plan, assuming stockholder approval of such Plan. Such Plan provides for a maximum bonus equal to 115% of annual base salary from the Company and Reliance Insurance if certain preestablished, objective performance goals are achieved. See "Proposal 4--Approval of Reliance Group Holdings, Inc. Executive Bonus Plan."

  James E. Yacobucci serves as Senior Vice President--Investments of Reliance Insurance, a position he has held since May 1, 1989. Until December 31, 1993, Mr. Yacobucci's employment was governed by an employment agreement with Reliance Insurance. Under such agreement, Mr. Yacobucci received an annual salary of $1,125,000 for 1993 and was eligible for an annual bonus in an amount determined by the Special Compensation Committee of the Board of Directors of Reliance Insurance and not to exceed 100% of Mr. Yacobucci's base salary. Mr. Yacobucci was also entitled under such agreement to "Distributable Portfolio Profits" (defined as 15% of the amount (if any) by which the total return earned on a portion of the consolidated investment portfolio of Reliance Insurance exceeded the amount which would have been earned on such portion of the portfolio if its performance matched the total return on the Standard & Poor's 500) for the period from July 1, 1989 through December 31, 1993. Pursuant thereto, Mr. Yacobucci was paid $1,234,000 in early 1994, an amount equal to the excess of (i) Distributable Portfolio Profits, over (ii) the aggregate amount of advances against Distributable Portfolio Profits previously paid to him. Mr. Yacobucci's bonus for 1994 will be paid in accordance with the terms of the Executive Bonus Plan for James E. Yacobucci, assuming stockholder approval of such Plan. Such Plan provides that, subject to the discretion of the Special Compensation Committee to reduce or eliminate the bonus, Mr. Yacobucci may earn a maximum annual bonus of 400% of his "base salary", which for purposes of such Plan is defined as being $1,000,000, if a preestablished, objective performance goal is achieved. See "Proposal 5--Approval of Executive Bonus Plan for James E. Yacobucci."

REPORT OF COMPENSATION COMMITTEES OF THE BOARD

  Three separate committees of the Board of Directors of the Company have responsibility for reviewing and determining the overall compensation of executive officers of the Company. The Regular Compensation Committee is responsible for reviewing and determining the compensation of executive officers who are not Directors of the Company. The Special Compensation Committee is responsible for reviewing and determining the compensation of executive officers who are Directors of the Company, which includes all of the five named executive officers, and of principal officers of the Company's insurance subsidiaries. These committees are together referred to below as the "Compensation Committees." In addition, the Stock Option Committee of the Board makes determinations as to the award of stock options and stock appreciation rights for executive officers of the Company under the Company's 1986 Stock Option Plan. Both the Special Compensation Committee and the Stock Option Committee are composed solely of outside Directors.

I. Executive Compensation Philosophy

  The executive compensation policies of the Company, as applied by the Compensation Committees and the Stock Option Committee during 1993, are designed to align compensation with the interests of the Company's stockholders. The goals of the Company are to attract and retain executives whose abilities are critical to the success of the Company, to support a performance-oriented environment that rewards individual initiative and achievement, to establish a relationship between compensation and the attainment of corporate objectives and to reward executives for the enhancement of long-term stockholder value. The Compensation Committees and the Stock Option Committee specifically endorse the position that stock-based compensation and stock ownership by executives are an important element in aligning the interests of executives with the stockholders and in enhancing stockholder value.

II. Elements of Executive Compensation

  The compensation package for executive officers of the Company, including the Company's Chief Executive Officer, consists of the following basic elements.

  A. Base Salary. The base salaries of executive officers of the Company are set on an individual basis and are designed to enhance the Company's ability to attract and retain highly qualified key executives. Salaries bear a direct relationship to the executive's level of responsibility and reflect his individual talents and skills. The base salaries of Saul P. Steinberg and Robert M. Steinberg are subject to the terms of individual employment agreements. See "Employment Contracts."

  B. Annual Bonus. The annual bonus paid to executive officers is a critical element of compensation designed to reward the achievement of short-term corporate goals, as well as individual productivity and performance. The Compensation Committees determine the amounts of the bonuses, based upon performance of the Company and its subsidiaries during the year and upon the value to the Company and its stockholders of significant corporate accomplishments during the year, as well as upon the contribution of the individual executive to such performance and accomplishments. The bonuses for 1994 for the named executive officers (other than James E. Yacobucci) will be paid in accordance with the terms of the Reliance Group Holdings, Inc. Executive Bonus Plan, assuming stockholder approval of such Plan. Such Plan provides for a maximum bonus equal to 115% of annual base salary if certain preestablished, objective performance goals are achieved. See "Proposal 4-- Approval of Reliance Group Holdings, Inc. Executive Bonus Plan." The bonus for 1994 for James E. Yacobucci will be paid in accordance with the terms of the Executive Bonus Plan for James E. Yacobucci, assuming stockholder approval of such Plan. Such Plan provides that, subject to the discretion of the Special Compensation Committee to reduce or eliminate the bonus, Mr. Yacobucci may earn a maximum annual bonus of 400% of his "base salary", which for purposes of such Plan is defined as being $1,000,000, if a preestablished, objective performance goal is achieved. See "Proposal 5--Approval of Executive Bonus Plan for James
E. Yacobucci."

  C. Stock Options. Stock option awards provide the most significant element of long-term compensation to executives. Stock options provide compensation in a manner that is intrinsically related to long-term corporate performance and stockholder value, because the value of stock options is determined solely by movements in the Company's stock price over the term of the option. Stock option awards are granted at the discretion of the Stock Option Committee, which makes its determinations based on a variety of factors, including the level of responsibility and performance of the executive and his ability to affect stockholder value and the amount of past option grants to the executive. The Company's 1986 Stock Option Plan also permits the award of stock appreciation rights.

  D. Retirement Plans. The Company has designed a retirement benefit program to provide executives with retirement compensation that is competitive within its industry and which promotes the long-term employment of its executives. The program includes the SIP, which enables participants to contribute a portion of their compensation on a pre-tax and an after-tax basis and provides for matching contributions. In addition, the Company maintains the Company Pension Plan, a tax-qualified plan, and the Company Supplemental Pension Plan, which together provide a retirement benefit that is a function of an executive's compensation and years of service with the Company. Certain executive officers of the Company participate in the Reliance Insurance Pension Plan, a tax-qualified plan, and the Reliance Insurance Supplemental Pension Plan, which together provide a retirement benefit that is a function of an executive's compensation and years of service with Reliance Insurance.

  E. Subsidiary Compensation. A portion of the salary and bonuses of Saul P. Steinberg and Robert M. Steinberg and all of the salary and bonus of James E. Yacobucci are paid by Reliance Insurance Company, the principal operating subsidiary of the Company.

III. 1993 Compensation of Executive Officers Other than the CEO

  The Compensation Committees and the Stock Option Committee took actions with respect to executive compensation during 1993 that were consistent with the Company's compensation philosophy, and reflected an emphasis on performance-based compensation.

  None of the named executive officers received an increase in base salary for 1993. Other executive officers of the Company received increases in base salary during 1993 as determined by the Regular Compensation Committee. Effective January 1, 1994, the annual base salaries of Saul P. Steinberg and Robert M. Steinberg were reduced by $950,000 and $200,000, respectively, while the annual base salaries of George E. Bello, James E. Yacobucci and Lowell C. Freiberg were increased by $85,000, $125,000 and $105,000, respectively.

  The annual bonuses for 1993 of the named executive officers were unchanged from 1992, except for Messrs. Yacobucci and Freiberg. Mr. Yacobucci did not receive a bonus for 1993 in light of the long term incentive payout which he received in early 1994. See "Employment Contracts." Mr. Freiberg's bonus increased in recognition of his contributions to the significant business accomplishments during the year, which accomplishments are described below. Other executive officers of the Company also received increased bonuses, reflecting their contributions to such significant business accomplishments and increases in their base salaries.

  At the end of 1993, the Compensation Committees determined the amount of the bonuses of executive officers by taking into account significant business accomplishments during the year and certain criteria of business performance during the year, and the role of the individual executives in enabling the Company to achieve such accomplishments and performance. Among the significant business accomplishments recognized by the Compensation Committees were: the successful completion of a comprehensive plan to increase the Company's equity, reduce its indebtedness and interest expense, extend the maturities of certain of its outstanding indebtedness and improve its strategic, operating and financial flexibility (the "Capital Enhancement Plan"); the sale of United Pacific Life Insurance Company to General Electric Capital Corporation; the upgrading of the credit ratings on public securities of the Company and its subsidiaries; the continued transformation of the Company's property and casualty operations toward the strategic focus on specialty commercial lines; the significant improvement in property and casualty underwriting results; the record earnings of the Company's title operations; the expansion of the Company's title operations; and the increase in the Company's market capitalization. The principal elements of the Capital Enhancement Plan were the public offering by the Company of $200 million of common stock, $400 million principal amount of 9% Senior Notes due 2000 and $250 million principal amount of 9-3/4% Senior Subordinated Debentures due 2003, the establishment of a new revolving credit facility and term loan agreement with a group of banks providing up to $175 million of new loans, and the repayment of the Company's other outstanding indebtedness except for its senior reset notes. The criteria of business performance considered by the Compensation Committees were: the Company's return on equity as compared to the return on equity for the property and casualty stock insurance industry, the calendar year combined ratio of Reliance Insurance Company's consolidated property and casualty insurance subsidiaries as compared to the comparable combined ratio of the property and casualty stock insurance industry, the performance of Reliance Insurance's combined investment portfolios (both fixed income and equity), the amount of Reliance Insurance's realized capital gains, the percentage increase in the Company's stockholders' equity during the year as compared to the percentage increase during the year for the property and casualty stock insurance industry, the Company's pre-tax income and the improvement in pre-tax income compared to 1992, Reliance Insurance's consolidated net premiums written and Commonwealth Land Title Insurance Company's pre-tax operating income compared to budget. The Compensation Committees did not assign objective or relative weights to the business accomplishments or performance criteria, all of which contributed favorably in the determination of annual bonuses for 1993.

  No stock options were granted to any executive officer during 1993 in light of the stock options granted during 1992.

IV. 1993 Chief Executive Officer Compensation

  The compensation of Saul P. Steinberg, the Company's Chief Executive Officer, is determined by the Special Compensation Committee.

  Mr. Steinberg's salaries from the Company and Reliance Insurance are established in his employment agreements, subject to increases as approved by the Special Compensation Committee. The Special Compensation Committee did not consider any salary increase for Mr. Steinberg for 1993 and his salaries remained the same as for 1992. Effective January 1, 1994, Mr. Steinberg's annual salaries from the Company and Reliance Insurance were reduced by an aggregate of $950,000. See "Employment Contracts."

  Under his employment agreements, Mr. Steinberg's annual bonuses for 1993 from the Company and Reliance Insurance were limited to 100% of base salary. The amount of Mr. Steinberg's annual bonus for 1993 was determined by the Special Compensation Committee after reviewing the significant business accomplishments and criteria of business performance enumerated above. See "1993 Compensation of Executive Officers Other than the CEO." The Special Compensation Committee did not assign objective or relative weights to such accomplishments or performance criteria, all of which contributed favorably in the determination of Mr. Steinberg's annual bonus for 1993. The limitation on Mr. Steinberg's annual bonuses under his employment agreements did not apply to a 1992 special bonus (which arrangement has been terminated) based on the pre-tax earnings of Hall. Mr. Steinberg's bonuses for 1994 from the Company and Reliance Insurance will be paid in accordance with the terms of the Reliance Group Holdings, Inc. Executive Bonus Plan, assuming stockholder approval of such Plan. Such Plan provides for a maximum bonus equal to 115% of annual base salary from the Company and Reliance Insurance if certain preestablished, objective performance goals are achieved. See "Proposal 4--Approval of Reliance Group Holdings, Inc. Executive Bonus Plan."

V. Compensation Deduction Limitation

  Beginning in 1994, a new federal law disallows corporate tax deductibility for certain compensation in excess of $1,000,000 paid to each of the chief executive officer and the four other most highly paid executive officers. One of the exceptions to the deductibility limitation is for "performance-based compensation," provided stockholder approval and other requirements are met. The Special Compensation Committee and the Stock Option Committee have determined that the Company should seek to qualify future cash bonuses under the Reliance Group Holdings, Inc. Executive Bonus Plan and the Executive Bonus Plan for James E. Yacobucci and future stock option compensation under the Reliance Group Holdings, Inc. 1994 Stock Option Plan as "performance-based compensation." Accordingly, each of these Plans is being submitted to the stockholders at the Annual Meeting and is intended to meet the requirements of the new law and thereby preserve deductibility of both cash bonuses and stock option compensation. Except in the cases of Saul P. Steinberg, Robert M. Steinberg and James E. Yacobucci, the 1994 salaries of the named executive officers will not exceed $1,000,000 and will be fully deductible. The 1994 salary of Saul P. Steinberg should qualify for the exception to the deductibility limitation for certain pre-existing contracts and should be fully deductible. The portions of the 1994 salaries of Robert M. Steinberg and James
E. Yacobucci that exceed

$1,000,000 will not be deductible, which will not have a material effect on the Company's 1994 tax liability. The Company believes that stock option compensation under the Reliance Group Holdings, Inc. 1986 Stock Option Plan will not be affected by the deductibility limitation.

                                                                   STOCK OPTION
   SPECIAL COMPENSATION COMMITTEE   REGULAR COMPENSATION COMMITTEE COMMITTEE
   ------------------------------   ------------------------------ ------------
         George R. Baker                Saul P. Steinberg          George R. Baker
         Thomas J. Stanton,
          Jr.                           Robert M. Steinberg        Jewell Jackson McCabe
                                        Jewell Jackson McCabe      Irving Schneider

PERFORMANCE GRAPH

  Set forth below is a line graph comparing the Company's cumulative total shareholder return on common stock for 1989 through 1993 with the returns of the Media General Composite Index of 7000 Public Companies and the Media General Industry Group Index 26-Insurance. The graph assumes $100 was invested on January 1, 1989, with all dividends fully reinvested.


                              [PERFORMANCE GRAPH]


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Regular Compensation Committee of the Board of Directors consists of Saul
P. Steinberg, Robert M. Steinberg and Jewell Jackson McCabe. Saul P. Steinberg and Robert M. Steinberg are both officers and employees of the Company. The Special Compensation Committee of the Board of Directors consists of George R. Baker and Thomas J. Stanton, Jr. The Stock Option Committee of the Board of Directors consists of George R. Baker, Jewell Jackson McCabe and Irving Schneider. See "Proposal 1--Election of Directors--Board of Directors and Committees."

  A Company subsidiary is the general partner of Reliance Figueroa Associates Limited Partnership ("Reliance Figueroa"), a limited partnership which owns apartment buildings and commercial properties. As general partner of Reliance Figueroa, the Company subsidiary will receive 48% of any cumulative net profits (as defined) realized from the activities of Reliance Figueroa and will receive the benefit of any tax losses. The remainder of any cumulative net profits are allocated to the limited partners of Reliance Figueroa, including Saul P. Steinberg, who has a limited partnership interest of 56%, and Robert M. Steinberg, whose interest is 24%. The limited partnership interests of other executive officers and directors of the Company are set forth below under "Related Party Transactions." Reliance Financial Services Corporation ("RFS"), a subsidiary of the Company, guarantees certain indebtedness of Reliance Figueroa, for which RFS receives a fee of .5% per annum of the average outstanding debt covered by such guarantees. The amount of indebtedness guaranteed by RFS as of March 31, 1994 (also the largest amount of guaranteed indebtedness at any time since January 1, 1993) was $45,000,000. The Company has provided Reliance Figueroa with an $8,000,000 subordinated revolving credit facility, under which borrowings bear interest at prime plus 4% per annum and have a final maturity of June 30, 2005. The Company receives a commitment fee of .5% per annum, payable quarterly, on the unused portion of the revolving credit facility. The Company has received an $80,000 closing fee from Reliance Figueroa for providing the revolving credit facility. The amount of the indebtedness outstanding under the revolving credit facility as of April 13, 1994 (also the largest amount outstanding at any time since January 1, 1993) was $6,575,000.

  In December 1986, Reliance Francisco ("Francisco"), a limited partnership, sold the office building that it had developed and owned. Francisco guaranteed the purchaser the cost of certain tenant improvements (maximum obligation during 1993 of approximately $671,000). The performance of such obligations was guaranteed by the Company. During 1993, the performance of such obligations was completed and the guarantee by the Company terminated. The general partners of Francisco (and their percentage interests in future cash flows) are a Company subsidiary which is the managing general partner of Francisco (82.2%), Saul P. Steinberg (9.5%) and Robert M. Steinberg (4.1%). The sole limited partner of Francisco is Henry A. Lambert (4.2%), an executive officer of the Company.

  Robert M. Steinberg was indebted to a subsidiary of the Company under a $1,500,000 promissory note executed in June 1991 which was payable on demand and bore interest, payable quarterly, at prime. Mr. Steinberg repaid the note in full in October 1993.

  The Company believes that the consideration received by it for the related party transactions described above represented fair market value to the Company. The consideration received by the Company was determined by negotiations between the parties involved in each transaction and, in the case of Reliance Figueroa, was approved by the Special Committee of the Company's Board of Directors which is composed solely of outside directors.

                           RELATED PARTY TRANSACTIONS

  A description of certain transactions between the Company and Reliance Figueroa is set forth above under "Compensation Committee Interlocks and Insider Participation." The limited partners of Reliance Figueroa include the following additional executive officers or directors of the Company who hold the following limited partnership interests: Messrs. Bello (3.8%), Freiberg (2.5%), Henry Lambert (3.8%), Dennis O'Leary (.635%), Philip Sherman (.635%), Sokoloff (1.3%) and Howard E. Steinberg (1.3%).

  During 1993, a subsidiary of the Company guaranteed a $680,000 bank loan incurred by Terry L. Kendall, a director of the Company until May 1993. The bank loan has been repaid by Mr. Kendall and the guaranty has terminated.

  During 1993, C.D. Alternatives of America Corporation ("CD Alternatives") received approximately $5,500 in commissions, at standard commission rates, as a managing general agent for what was then a subsidiary of the Company and received $60,000 in servicing fees from such subsidiary. In October 1992, a subsidiary of the Company lent $100,000 to CD Alternatives, which loans are payable on demand, bear interest at the rate of 6% per annum and are guaranteed by the founder of CD Alternatives (who has never been affiliated with the Company). Half of the common stock of CD Alternatives is owned by Terry L. Kendall, a director of the Company until May 1993.

  During 1993, the Company and its subsidiaries paid approximately $212,000 for goods and services to a printing company owned by Joseph Jurist, the brother-in-law of Messrs. Saul P. and Robert M. Steinberg.

  The Company believes that the consideration received by it for the related party transactions described above represented fair market value to the Company. The consideration received by the Company was determined by negotiations between the parties involved in each transaction and, in the case of Reliance Figueroa, was approved by the Special Committee of the Company's Board of Directors which is composed solely of outside directors.

                 PROPOSAL 2--APPROVAL OF 1994 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

  The Board of Directors of the Company has approved and recommended for submission to the Company's stockholders the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan").

  Under the Director Plan, options to purchase up to an aggregate of 350,000 shares of Common Stock (subject to adjustment as described below) may be issued to directors of the Company who are not employees of the Company or any subsidiary of the Company. On March 10, 1994, subject to approval of the Director Plan by the stockholders at the Annual Meeting, options to purchase 25,000 shares of Common Stock (subject to adjustment as described below) were granted to each of the outside directors of the Company other than Richard E. Snyder (7 persons) at an exercise price of $6.00 (which was the fair market value of the Common Stock on that date). Subject to approval of the Director Plan by the stockholders at the Annual Meeting, Mr. Snyder was granted on March 22, 1994 (the date of his election as a director of the Company) an option to purchase 25,000 shares at an exercise price of $6.00 (which was the fair market value of the Common Stock on such date). Each person who is elected to serve on the Board of Directors of the Company for the first time and is not an employee of the Company or any of its subsidiaries will be granted options to purchase 25,000 shares on the date of such person's initial election at an exercise price equal to the fair market value of the Common Stock on the date of such grant. The purpose of the Director Plan is to (i) align the interests of the outside directors more closely with the interests of the stockholders of the Company, (ii) encourage outside director ownership of the Common Stock and the highest level of performance by providing such persons with a direct interest in the attainment of the Company's financial goals and (iii) provide a financial incentive that will help attract and retain the most qualified outside directors. Except for the Director Plan, outside directors of the Company are not eligible to participate in the stock option plans of the Company.

  The options granted under the Director Plan are nonqualified stock options. Any shares of Common Stock that are subject to an option which is forfeited and any shares that are for any other reason not issued to an optionee will be available again for use under the Director Plan to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Options will be exercisable for ten years from the date of grant. Therefore, the options granted on March 10, 1994 will expire on March 10, 2004 and the option granted on March 22, 1994 will expire on March 22, 2004. The Director Plan will terminate on May 12, 2004 (except with respect to outstanding options), unless earlier terminated in accordance with its terms.

  Each option granted under the Director Plan will vest and become exercisable on the first anniversary of the date of its grant provided that the director who holds such option is still a director at such time. If an optionee's service as a director of the Company is terminated other than by reason of such optionee's death or removal for cause, such optionee's vested options are exercisable for a period of 90 days after such termination. In the event of the death of an optionee, such optionee's vested options are exercisable by such optionee's executor, administrator or other permitted transferee during the one year period following the date of the optionee's death. If an optionee is removed from the Board of Directors of the Company for "cause" by the stockholders of the Company in accordance with applicable state law and the certificate of incorporation and by-laws of the Company, if applicable, all of such optionee's options, including vested options, will immediately terminate. Options are generally not transferable except by will or the laws of descent and distribution.

  The Director Plan is to be administered by a committee selected by the Board of Directors. At the March 10, 1994 meeting of the Board of Directors, the Board of Directors determined that the Stock Option Committee will administer the Director Plan. The Stock Option Committee, however, will not have the authority to select the persons eligible to receive options under the Director Plan, or determine the number of shares of Common Stock issuable under the Director Plan, the option exercise price or the timing of the grants. The Stock Option Committee shall have the authority to amend or modify the Director Plan, except that no amendment or modification will become effective without approval of the stockholders if stockholder approval is required to satisfy the requirements for continued exemption of the Director Plan from Section 16 of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder. To the extent necessary to comply with the foregoing sentence, stockholder approval will be required for, among other things, changes in the classes of persons eligible to receive options, increases in the maximum number of shares of Common Stock eligible for grant and other changes that materially increase the benefits accruing to the optionees under the Director Plan within the meaning of Rule 16b-3 under the Exchange Act. No amendment or modification to the maximum number of shares of Common Stock eligible for grant under the Director Plan, the timing of the grants or the option exercise price will be made more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code") or the Employee Retirement Income Security Act of 1974, as amended.

  The cost of Director Plan administration and Director Plan benefit payment will be borne solely by the Company.

  In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Common Stock (or any other transaction described in Section 424(a) of the Code), an option, to the extent it has been granted but not exercised, shall entitle the optionee to such number and kind of securities as such optionee would have received had such optionee actually owned the Common Stock subject to the option at the time of the occurrence of such change. Upon the occurrence of any other event that has the result of increasing or decreasing the amount of Common Stock outstanding, the Stock Option Committee has the authority to make such adjustments, if any, to the number of shares subject to the option, as they determine.

  As a general rule, no Federal income tax is imposed on the optionee upon the grant of a nonqualified stock option and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise, which, in the case of an option, is an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price. Upon the exercise of an option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee, assuming all Federal income tax withholding requirements are satisfied. Upon subsequent disposition of the Common Stock received upon exercise of an option, the difference between the amount realized on the disposition and the basis of the stock (exercise price plus any ordinary income recognized) should qualify as long-term or short-term capital gain, depending on the holding period. If the stock purchased upon the exercise of an option is subject to certain transfer restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise pursuant to Section 83(b) of the Code, and the Company's tax deduction (assuming any Federal income tax withholding requirements are satisfied) should be deferred and should be measured by the fair market value of the Common Stock at the time the restrictions lapse. The restriction imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act may constitute such a transfer restriction during the period prescribed thereby where other shares of stock have been purchased by the optionee within six months of exercise of a nonqualified stock option.

  The closing price of the Common Stock on the New York Stock Exchange on March 31, 1994 was $5.50 per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Director Plan is being submitted for stockholder approval so that the Director Plan may qualify for the exemptions from Section 16 of the Exchange Act set forth in Rule 16b-3 promulgated thereunder. The Director Plan will be approved by the stockholders if a majority of the votes present or represented and entitled to vote at the Annual Meeting vote FOR the Director Plan. Shares will be counted as voting against this proposal if the shares are voted either "against" or to "abstain." Broker non-votes will not change the number of votes cast for or against this proposal and will not be treated as shares entitled to vote. In the event that stockholder approval is not obtained, all grants made under the Director Plan will automatically be void and no further grants will be made under the Director Plan. However, the members of the Steinberg Group have informed the Company that they intend to vote FOR approval of the Director Plan, and, therefore, such approval is virtually assured. Your Board of Directors recommends a vote FOR approval of the Director Plan.

             PROPOSAL 3--APPROVAL OF RELIANCE GROUP HOLDINGS, INC.
                             1994 STOCK OPTION PLAN

  The Board of Directors of the Company believes that the Company's 1986 Stock Option Plan, as amended (the "1986 Plan"), has advanced the interests of the Company and the stockholders by affording officers and other key employees of the Company and its subsidiaries an opportunity to increase their proprietary interest in the Company. Under the 1986 Plan, as of March 31, 1994, there were available for grant options to purchase only 1,974,625 shares of Common Stock out of options to purchase 9,000,000 shares that were once available. Accordingly, the Board of Directors has approved and recommended for submission to the Company's stockholders the Reliance Group Holdings, Inc. 1994 Stock Option Plan (the "1994 Plan"). The purpose of the 1994 Plan, as is the purpose of the 1986 Plan, is to motivate existing employees and reward them for outstanding performance and to attract and retain qualified key personnel necessary for the continued success and progress of the Company and its subsidiaries.

  The 1994 Plan provides for the grant of nonqualified stock options (the "Nonqualified Options") and incentive stock options (the "Incentive Stock Options" and collectively with the Nonqualified Options, the "Options") to officers and key employees of the Company and certain of its affiliates (which affiliates, in the case of Incentive Stock Options, must be subsidiaries of the Company) selected by the Stock Option Committee or, in the case of the executive officers of the Company, the Special Compensation Committee. No grants have been made under the 1994 Plan and neither the Stock Option nor the Special Compensation Committee has yet determined which officers or key employees will receive Options under the 1994 Plan. As of March 31, 1994, based on the administration of the 1986 Plan by the Stock Option Committee, there were approximately 500 persons who would be eligible to receive grants under the 1994 Plan, including 11 executive officers of the Company, 9 officers of the Company (excluding executive officers) and certain other salaried employees of the Company and its subsidiaries. No director of the Company who is not also an employee is eligible to receive grants under the 1994 Plan.

  The maximum number of shares of Common Stock that may be issued and sold under the 1994 Plan is 2,500,000 (subject to adjustment as described below). No officer or key employee may be issued Options to purchase more than 500,000 shares of Common Stock (subject to adjustment as described below). With respect to Incentive Stock Options, the fair market value of the Common Stock for which such Incentive

Stock Options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. If Options granted under the 1994 Plan terminate or cease to be exercisable without having been wholly exercised, new Options may be granted under the 1994 Plan covering the number of shares of Common Stock to which such termination or cessation relates. The 1994 Plan will terminate on May 12, 2004 (except with respect to outstanding Options), unless earlier terminated.

  In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Common Stock (or any other transaction described in Section 424(a) of the Code), an Option, to the extent it has been granted but not exercised, shall entitle the optionee to such number and kind of securities as such optionee would have received had such optionee actually owned the Common Stock subject to the Option at the time of the occurrence of such change. Upon the occurrence of any other event that has the result of increasing or decreasing the amount of Common Stock outstanding, the Stock Option Committee has the authority to make such adjustments, if any, to the number of shares subject to the Option, as they determine.

  The exercise price of a Nonqualified Option may not be less than 100% of the fair market value of the Common Stock as of the date of grant in the case of a grant to any of the five most highly compensated executive officers and may not be less than 90% of fair market value of the Common Stock as of the date of grant in all other cases. The exercise price of an Incentive Stock Option may not be less than 100% of the fair market value of the Common Stock as of the date of grant. Subject to the foregoing, the exercise price of an Option will be determined by the Special Compensation Committee in the case of a grant to any executive officer of the Company and by the Stock Option Committee in all other cases. No Incentive Stock Option will be granted to an officer or key employee owning Common Stock possessing more than 10% of the voting power of the Company unless (i) at the time the Incentive Stock Option is granted, the exercise price is at least 110% of the fair market value of the Common Stock subject to the Incentive Stock Option and (ii) such Incentive Stock Option is not exercisable after the fifth anniversary of the date of its grant. The Stock Option Committee may, in its sole discretion (but the Special Compensation Committee may not, with respect to the executive officers of the Company), in exchange for the surrender and cancellation of an Option, grant a new Option having a purchase price lower (or higher) than the purchase price of the Option so surrendered and cancelled and containing such other terms as the Stock Option Committee may deem appropriate, subject to limitations applicable to Incentive Stock Options under the Code. Payment of the exercise price of each Option shall be made in cash, or with the consent of the Stock Option Committee or the Special Compensation Committee, as the case may be, in whole or in part in shares of Common Stock valued at the then fair market value thereof.

  Unless the Stock Option Committee or the Special Compensation Committee, as the case may be, accelerates the vesting schedule, an Option vests and becomes exercisable in cumulative installments of one-fourth of the number of shares of Common Stock covered thereby after each of the second, third, fourth and fifth anniversaries of the date of grant if the optionee is an employee on such anniversary. An Option vests and becomes exercisable in full at the earliest of the following times if the optionee is then an employee: (i) the optionee's normal retirement date (age 65 or later), (ii) the optionee's death or disability, or (iii) five years after the date of grant thereof. An Option is generally exercisable for ten years from the date of grant, except that it must be exercised, if at all, within one year of termination of employment due to disability or death and within ninety days of termination of employment for any other reason. Options are not transferable except by will or the laws of descent and distribution.

  The 1994 Plan will be administered by a committee of three or more persons who are "disinterested persons" as that term is defined in the rules and regulations under Section 16 of the Exchange Act. The Board of Directors of the Company has determined that the committee will be the Stock Option Committee that administers the 1986 Plan, except that with respect to the executive officers of the Company, the committee will be the Special Compensation Committee of the Board of Directors. Generally, no member of the Board of Directors of the Company, the Stock Option Committee or the Special Compensation Committee shall be liable for any act or omission taken or failed to be taken with respect to the 1994 Plan. The cost of 1994 Plan administration and 1994 Plan benefit payments will be borne solely by the Company.

  The 1994 Plan may be amended, modified, suspended or terminated by the Board of Directors; provided, however, that stockholder approval will be obtained if required to satisfy the requirements for continued exemption of the 1994 Plan from Section 16 of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder, for (1) increases in the maximum number of shares available under the 1994 Plan, (2) decreases in the minimum Option exercise price provided in the 1994 Plan, (3) extension of the period during which Options may be granted or (4) changes in the class of key employees eligible to receive Options.

  As a general rule, no Federal income tax is imposed on the optionee upon the grant of a Nonqualified Option and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise, which, in the case of an option, is an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price. Upon the exercise of a Nonqualified Option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee, assuming all Federal income tax withholding requirements are satisfied. Upon subsequent disposition of the Common Stock received upon exercise of a Nonqualified Option, the difference between the amount realized on the disposition and the basis of the Common Stock (exercise price plus any ordinary income recognized) should qualify as long-term or short-term capital gain, depending on the holding period. If the Common Stock purchased upon the exercise of a Nonqualified Option is subject to certain transfer restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise pursuant to Section 83(b) of the Code, and the Company's tax deduction (assuming all Federal income tax withholding requirements are satisfied) should be deferred and should be measured by the fair market value of the stock at the time the restrictions lapse. The restriction imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act may constitute such a transfer restriction during the period prescribed thereby where other shares of Common Stock have been purchased by the optionee within six months of exercise of a Nonqualified Option.

  The Incentive Stock Options are intended to constitute "incentive stock options" within the meaning of Section 422(b) of the Code. Incentive Stock Options are subject to special Federal income tax treatment. No Federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the Common Stock acquired pursuant to the exercise within the two-year period beginning on the date the Incentive Stock Option was granted or within the one-year period beginning on the date the Incentive Stock Option was exercised (collectively, the "Holding Periods"). In such event, the Company would not be entitled to any deduction for Federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option or the disposition of the Common Stock so acquired. However, the optionee must include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income. If the optionee exercises an Incentive Stock Option and disposes of the Common Stock in the same year and the amount realized is less than the fair market value on the exercise date, only the difference between the amount realized and the adjusted basis of the Common Stock will be included in alternative minimum taxable income. Upon disposition of the Common Stock received upon exercise of an Incentive Stock Option after the Holding Periods, the difference between the amount realized and the exercise price should constitute long-term capital gain or loss.

  If any optionee disposes of stock acquired pursuant to the exercise of any Incentive Stock Option prior to the end of the Holding Periods, the disposition would be treated as a disqualifying disposition. The optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the Common Stock at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price and any amount realized in excess of the fair market value of the Common Stock at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the Common Stock. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee.

  At March 31, 1994, under the 1986 Plan 386,250 shares of Common Stock had been issued and there were outstanding options to purchase 6,639,125 shares of Common Stock. Options to purchase 142,000 and

42,500 shares of Common Stock were granted to key employees (other than executive officers) during 1993 and 1994 (through March 31), respectively, at weighted average exercise prices of $6.79 and $6.00, respectively. No options were granted to executive officers during 1993 or 1994 (through March 31). During 1992, Robert M. Steinberg, George E. Bello, Lowell C. Freiberg and James
E. Yacobucci were granted options to purchase 1,000,000, 700,000, 700,000 and 200,000 shares of Common Stock, respectively. During 1992, all executive officers as a group were granted options to purchase an aggregate of 3,555,000 shares of Common Stock. All options granted during 1992 were granted in connection with the surrender of an equal number of outstanding Company options and were granted at an exercise price of $3.825. Saul P. Steinberg has not been granted any options under the 1986 Plan. No director of the Company who is not also an employee is entitled to receive any grants under the 1986 Plan. Each outstanding option under the 1986 Plan carries, and each new option granted under the 1986 Plan may carry, at the election of the Stock Option Committee, one tandem stock appreciation right.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The 1994 Plan is being submitted for stockholder approval so that compensation thereunder meets the requirements under the Code to be deductible by the Company and so that the 1994 Plan may qualify for the exemptions from
Section 16 of the Exchange Act set forth in Rule 16b-3 promulgated thereunder. The 1994 Plan will be approved by the stockholders if a majority of the votes present or represented and entitled to vote at the Annual Meeting vote FOR approval of the 1994 Plan. Shares will be counted as voting "against" the proposal if they are voted either "against" or to "abstain." Broker non-votes will not change the number of votes cast for or against this proposal and will not be treated as shares entitled to vote. In the event that stockholder approval is not obtained, no grants will be made under the 1994 Plan. However, the members of the Steinberg Group have informed the Company that they intend to vote FOR approval of the 1994 Plan, and, therefore, such approval is virtually assured. Your Board of Directors recommends a vote FOR approval of the 1994 Plan.

             PROPOSAL 4--APPROVAL OF RELIANCE GROUP HOLDINGS, INC.
                              EXECUTIVE BONUS PLAN

  The Special Compensation Committee of the Board of Directors has established and recommended to the Company's stockholders the Reliance Group Holdings, Inc. Executive Bonus Plan (the "Executive Bonus Plan").

  Pursuant to the Executive Bonus Plan, the chief executive officer of the Company and each of the four other most highly compensated officers of the Company in any given calendar year ("covered employees") who is not otherwise the subject of a performance-based bonus plan will be entitled to receive in respect of a given calendar year, a bonus of up to 115% of his annual base salary from the Company and its subsidiaries depending upon the achievement by the Company and its subsidiaries, including the property and casualty operations of the Company (such property and casualty operations being hereinafter referred to as the "Reliance Insurance Group") and the title insurance operations of the Company ("CLTIC"), of certain performance goals. Responsibility for payment of any bonuses payable under the Executive Bonus Plan will be allocated between the Company and any subsidiary in proportion to the amount of base salary paid to a covered employee by the Company and such subsidiary. The purpose of the Executive Bonus Plan is to provide performance-based compensation to the covered employees, who, as of the date of this Proxy Statement, include four persons-each of the named executive officers other than James E. Yacobucci.

  Pursuant to the Executive Bonus Plan, each covered employee will be paid (within sixty days of the end of the relevant calendar year) a bonus equal to 115% of his annual base salary from the Company and its subsidiaries (as in effect on January 1, 1994, increased by no more than 10% per year on a compound basis but with such base salary amount limited to the employee's actual base salary for a given year) in the event that at least eight of the fourteen performance goals enumerated in the Executive Bonus Plan are achieved. In the event that fewer than eight of the performance goals are achieved, each covered employee's bonus will be reduced by 5% of his respective base salary multiplied by the difference between the number of goals achieved and "eight." In the event that fewer than two goals are achieved, the covered employees will not be paid any bonus under the Executive Bonus Plan.

  For purposes of determining achievement of performance goals, unless otherwise stated, all calculations will be made with respect to the particular calendar year for which incentive based compensation is to be calculated and, unless otherwise stated, all calculations will be made in accordance with generally accepted accounting principles, except for calculations with respect to combined ratios, which will be made in accordance with statutory accounting practices utilized by property and casualty insurance companies. The business criteria on which the performance goals enumerated in the Executive Bonus Plan are based are (i) the average return on shareholders' equity of the Company,
(ii) the combined ratio of the Reliance Insurance Group, (iii) the total return on the combined investment portfolio of the Reliance Insurance Group and CLTIC,
(iv) the amount of pre-tax net realized capital gains of the combined investment portfolio of the Reliance Insurance Group and CLTIC, (v) the pre-tax operating income (exclusive of capital gains) of the Reliance Insurance Group,
(vi) net premiums written of the Reliance Insurance Group, (vii) pre-tax operating income (exclusive of realized capital gains) of CLTIC, (viii) net premiums earned of CLTIC, (ix) the price of the Common Stock, (x) pre-tax operating earnings per share (exclusive of realized capital gains of the combined investment portfolio of the Reliance Insurance Group and CLTIC) of the Company, (xi) net investment income of the combined investment portfolio of the Reliance Insurance Group and CLTIC, (xii) debt to capitalization ratio of the Company as of the end of the applicable calendar year and (xiii) shareholders' equity of the Company as of the end of the applicable calendar year.

  The Special Compensation Committee will have the authority to administer the Executive Bonus Plan, including the authority to modify (prior to the beginning of the calendar year for which the new targets will be applicable) the specific targets for the performance goals determined by the Special Compensation Committee under the Executive Bonus Plan. The Special Compensation Committee will have the discretion to reduce or eliminate amounts payable under the Executive Bonus Plan to any covered employee who the Special Compensation Committee determines has breached a duty to the Company which has or will result in material harm to the Company. The Special Compensation Committee will also have the authority to amend or terminate the Executive Bonus Plan. The Special Compensation Committee will not be liable for any action or determination made in good faith with respect to the Executive Bonus Plan.

  The following table sets forth the amounts which would have been received by the named executive officers (other than James E. Yacobucci, who will participate in the executive bonus plan described under Proposal 5 below if such Plan is approved by the stockholders) under the Executive Bonus Plan if such Plan had been in effect for the 1993 calendar year. Such amounts would have been paid in lieu of the bonuses reported for 1993 in the Summary Compensation Table. No other officers or employees of the Company and no Director (who is not also one of the five most highly compensated executive officers) of the Company is entitled to participate in the Executive Bonus Plan.

                                                  RELIANCE GROUP HOLDINGS, INC.
                                                      EXECUTIVE BONUS PLAN
                                                  -----------------------------
               NAME AND POSITION                       DOLLAR VALUE ($)(1)
               -----------------                  -----------------------------
      Saul P. Steinberg..........................          $3,105,000
       Chairman of the Board & Chief Executive
       Officer
      Robert M. Steinberg........................           1,552,500
       President & Chief Operating Officer
      George E. Bello............................             621,000
       Executive Vice President & Controller
      Lowell C. Freiberg.........................             569,250
       Senior Vice President & Chief Financial
       Officer
      All Executive Officers as a Group..........           5,847,750

- --------
  (1) Based on 1994 base salaries, the dollar value of the bonuses for Saul P. Steinberg, Robert M. Steinberg, George E. Bello and Lowell C. Freiberg and for all executive officers as a group would be $2,012,500, $1,322,500, $718,750, $690,000 and $4,743,750, respectively.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Executive Bonus Plan is being submitted for stockholder approval so that the amounts paid thereunder meet the requirements under the Code to be deductible by the Company. The Executive Bonus Plan will be approved by the stockholders if a majority of the votes present or represented and entitled to vote at the Annual Meeting vote FOR approval of the Executive Bonus Plan. Shares will be counted as voting "against" this proposal if they are voted either "against" or to "abstain." Broker non-votes will not change the number of votes cast for or against this proposal and will not be treated as shares entitled to vote. In the event that such stockholder approval is not obtained, no amounts will be paid under the Executive Bonus Plan. However, the members of the Steinberg Group have informed the Company that they intend to vote FOR approval of the Executive Bonus Plan, and, therefore, such approval is virtually assured. Your Board of Directors recommends a vote FOR approval of the Executive Bonus Plan.

                     PROPOSAL 5--APPROVAL OF THE EXECUTIVE
                       BONUS PLAN FOR JAMES E. YACOBUCCI

  The Special Compensation Committee of the Board of Directors has approved and recommended to the Company's stockholders the Executive Bonus Plan for James E. Yacobucci, Senior Vice President--Investments, of the Company (the "Yacobucci Bonus Plan"). The purpose of the Yacobucci Bonus Plan is to provide Mr. Yacobucci with performance-based compensation by giving him the opportunity to earn meaningful compensation tied to the performance of the Company's consolidated investment portfolio as described below.

  Pursuant to the Yacobucci Bonus Plan, Mr. Yacobucci will be entitled to receive in respect of any calendar year, a bonus of up to 400% of his "base salary," which for purposes of the Yacobucci Bonus Plan is defined as being $1,000,000, depending upon the achievement of a performance goal which is based upon the total return earned during such year on a portion of the consolidated investment portfolio of the Company and its subsidiaries and subject to the discretion of the Special Compensation Committee to reduce or eliminate the bonus. The return earned during any year shall include interest and dividend income, realized gains and losses, and unrealized appreciation and depreciation. Responsibility for payment of any bonuses payable under the Yacobucci Bonus Plan will be allocated between the Company and any subsidiary in proportion to the amount of base salary paid to Mr. Yacobucci for such year by the Company and such subsidiary. Mr. Yacobucci's salary has always been paid by Reliance Insurance.

  Pursuant to the Yacobucci Bonus Plan, Mr. Yacobucci will be paid his bonus, if any, within sixty days of the end of the relevant calendar year. If the performance goal is not achieved in any year, Mr. Yacobucci will not receive a bonus for such year under the Yacobucci Bonus Plan. Amounts payable under the Yacobucci Bonus Plan may be reduced or eliminated by the Special Compensation Committee, in its discretion.

  The Special Compensation Committee will have the authority to administer the Yacobucci Bonus Plan, including the authority to modify (prior to the beginning of the calendar year for which the new targets will be applicable) the specific targets for the performance goal determined by the Special Compensation Committee under the Yacobucci Bonus Plan. The Special Compensation Committee will also have the authority to amend or terminate the Yacobucci Bonus Plan. The Special Compensation Committee will not be liable for any action or determination made in good faith with respect to the Yacobucci Bonus Plan.

  If the Yacobucci Bonus Plan had been in effect for the 1993 calendar year, and, assuming that the Special Compensation Committee would not have reduced the amount he was entitled to thereunder, Mr. Yacobucci would have received $4,000,000 from Reliance Insurance. Such amount would have been paid in lieu of the long term incentive payout which Mr. Yacobucci received in early 1994. See "Employment Contracts." Mr. Yacobucci is the only person entitled to participate in the Yacobucci Bonus Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Yacobucci Bonus Plan is being submitted for stockholder approval so that the amounts paid thereunder meet the requirements under the Code to be deductible by the Company. The Yacobucci Bonus Plan will be approved by the stockholders if a majority of the votes present or represented and entitled to vote at the Annual Meeting vote FOR approval of the Yacobucci Bonus Plan. Shares will be counted as voting "against" this proposal if they are voted either "against" or to "abstain." Broker non-votes will not change the number of votes cast for or against this proposal and will not be treated as shares entitled to vote. In the event that such stockholder approval is not obtained, no amounts will be paid under the Yacobucci Bonus Plan. However, the members of the Steinberg Group have informed the Company that they intend to vote FOR approval of the Yacobucci Bonus Plan, and, therefore, such approval is virtually assured. Your Board of Directors recommends a vote FOR approval of the Yacobucci Bonus Plan.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected Deloitte & Touche as the independent public accountants to audit the consolidated financial statements of the Company for the year 1994.

  Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING

  Stockholders who intend to present proposals at the 1995 annual meeting of stockholders must submit such proposals to the Company no later than December 16, 1994 in order for them to be included in the Company's proxy materials for such meeting. Stockholder proposals must be submitted to the Company, at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention:
Corporate Secretary.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

  The Board of Directors knows of no other matter to be presented which is a proper subject for action by the stockholders at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is intended that proxies given pursuant to this solicitation will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

                                          By Order of the Board of Directors,

                                              Reliance Group Holdings, Inc.

                                                Howard E. Steinberg,
                                                  Corporate Secretary

This Proxy, when properly executed, will be voted in the mannner directed herein or, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

- --------------
   COMMON

[X] Please mark your votes as this

1. Election of Directors.

FOR all nominees listed at right (Except as marked to the contrary to the right below) [ ]


WITHHOLD AUTHORITY
to vote for all nominees listed at right [ ]

George R. Baker
George E. Bello
Carter Burden
Dennis A. Busti
Dean W. Case
Lowell C. Freiberg
Thomas P. Gerrity
Jewel J. McCabe
Irving Schneider
Bernard L. Schwartz
Richard E. Snyder
Thomas J. Stanton, Jr.
Robert M. Steinberg
Saul P. Steinberg
James E. Yacobucci

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

- ---------------------------

                                                      FOR   AGAINST   ABSTAIN

2. Approval of the 1994 Stock Option Plan             [ ]     [ ]       [ ]
   for Non-Employee Directors.

3. Approval of the Reliance Group Holdings, Inc.      [ ]     [ ]       [ ]
   1994 Stock Option Plan.

4. Approval of the Reliance Group Holdings, Inc.      [ ]     [ ]       [ ]
   Executive Bonus Plan.

5. Approval of the Executive Bonus Plan for           [ ]     [ ]       [ ]
   James E. Yacobucci, Senior Vice
   President - Investments of the Company.

6. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:__________________________________________, 1994


- -----------------------------------------------------
Signature

- -----------------------------------------------------
Signature if held jointly


     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

                         RELIANCE GROUP HOLDINGS, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 12, 1994

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         RELIANCE GROUP HOLDINGS, INC.

  The undersigned hereby appoints Saul P. Steinberg and Howard E. Steinberg, and each of them, with full power of substitution, as proxies to represent and vote, as designated below, all the shares of common stock of Reliance Group Holdings, Inc. held of record by the undersigned on March 18, 1994, at the Annual Meeting of Stockholders to be held on May 12, 1994 or any adjournments thereof.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR approval of each of Proposals 2,3,4 and 5 contained herein.

  THIS PLAN IS BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE INSTRUCTIONS TO ITEM 10 OF SCHEDULE 14A. THIS PLAN IS NOT BEING DISSEMINATED TO STOCKHOLDERS OF RELIANCE GROUP HOLDINGS, INC.


                            1994 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS



SECTION 1.  INTRODUCTION

     1.1 Establishment. Reliance Group Holdings, Inc., a Delaware corporation (the "Company"), hereby establishes the 1994 Stock Option Plan for Non-Employee Directors for those directors of the Company who are neither officers nor employees of the Company or any subsidiary of the Company.

     1.2 Purposes. The purposes of the Plan are to encourage the non-employee directors to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of non-employee director performance by providing the non-employee directors with a direct interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified non-employee directors.

     1.3 Effective Date. This Plan shall be effective upon approval of the Plan by a vote of a majority of shares of Stock (as defined below) present, or represented and entitled to vote at an annual meeting of stockholders.


SECTION 2.  DEFINITIONS

     2.1 Definitions. The following terms shall have the meanings set forth below:

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Committee" means the Stock Option Committee appointed by the Board to administer the Plan pursuant to Section 3 hereof.

     (c)  "Company" has the meaning assigned to it in Section 1.1 hereof.

     (d) "Date of Grant" means the date on which an Option is granted pursuant to Section 5 hereof.

     (e) "Director" means a member of the Board who is neither an officer nor an employee of the Company or any Subsidiary.

     (f)  "ERISA" means the Employee Retirement Income Security

Act of 1974 and the rules and regulations promulgated thereunder, as amended from time to time.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (h) "Fair Market Value" means the closing price at which the Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Stock or in such manner as may be authorized by applicable regulations under the Internal Revenue Code.

     (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (j)  "Option" means a stock option granted under the Plan.

     (k) "Optionee" means a person to whom an Option has been granted, which Option has not expired under the Plan.

     (l) "Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with Section 5.2 hereof.

     (m)  "Plan" means this 1994 Non-employee Director Stock Option Plan.

     (n) "Stock" means the common stock, par value $0.10 per share, of the Company.

     (o) "Stock Option Agreement" has the meaning assigned to it in Section 5.3 hereof.

     (p) "Subsidiary" means any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation is directly or indirectly owned by the Company.

     2.2 Gender and Number. Except when otherwise indicated by context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


SECTION 3.  PLAN ADMINISTRATION

     3.1  Committee.  The Plan shall be administered by the

Committee. The members of the Committee shall be members of the Board appointed by the Board, and any vacancy on the Committee shall be filled by the Board. Members of the Committee may be Optionees under the Plan. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present shall be the acts of the Committee. Any action that may be taken at a meeting of the Committee may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the members of the Committee. The Committee shall make appropriate reports to the Board concerning the operations of the Plan. The Committee shall not be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.

     3.2 Authority. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. Notwithstanding the foregoing, the Committee shall have no authority, discretion or power to select the Directors who will receive awards pursuant to the Plan or to determine the number of shares of Stock to be issued thereunder, the Option Price or the Date of Grant. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. The Plan shall be interpreted and implemented in a manner so that Directors will not fail, by reason of the Plan or its implementation, to be "disinterested persons" within the meaning of Rule 16b-3 under Section 16 of the Exchange Act, as such rule may be amended.

     3.3 Plan Sponsors; Expenses. The Committee shall act on behalf of the Company as sponsor of the Plan. All expenses associated with the Plan shall be borne by the Company.


SECTION 4.  STOCK SUBJECT TO THE PLAN

     4.1 Number of Shares. 350,000 shares of Stock are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares of Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the treasury of the Company. Shares of Stock covered by an Option that shall have been exercised shall not again be available for an Option grant.

     4.2 Other Shares of Stock. Any shares of Stock that are subject to an Option and which are forfeited and any shares of Stock that for any other reason are not issued to a Director shall automatically become available again for use under the Plan if Rule 16b-3 under the Exchange Act and interpretations of the Securities and Exchange Commission or its Staff thereunder permit such share replenishment.

     4.3 Adjustments Upon Changes in Stock. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Stock (or any other transaction described in Section 424(a) of the Internal Revenue Code) after any Option is granted hereunder and prior to the exercise thereof, the Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the Stock subject to the Option at the time of the occurrence of such change. If any such event should occur, the number of shares subject to Options which are authorized to be issued hereunder, but which have not been issued, shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted to a Director hereunder, which shall increase or decrease the amount of Stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of the Plan.


SECTION 5.  OPTION GRANTS

     5.1 Amount. Subject to the approval of the Plan by a vote of a majority of shares of Stock present, or represented and entitled to vote at the Company's 1994 Annual Meeting of Stockholders, as of March 10, 1994, an Option to purchase 25,000 shares of Stock is granted to each person who on that date is an incumbent Director. With respect to each person who first becomes a Director after March 10, 1994 and subject to approval of the Plan as set forth in the first sentence of this Section 5.1, an Option to purchase 25,000 shares of Stock is granted as of the date such person first becomes a Director.

     5.2 Option Price. The Option Price of each share of Stock subject to an Option shall be the Fair Market Value per share of such Stock determined on the Date of Grant.

     5.3 Stock Option Agreement. The Company shall execute a Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan (each, a "Stock Option Agreement").

     5.4 Options Non-transferable. An Option granted under this Plan shall by its terms be non-transferable by the Director otherwise than by will or the laws of descent and distribution and, during the lifetime of the Director, shall be exercisable only by such Director except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his/her guardian or legal representative. No transfer of an Option by a Director by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.


     5.5 Term of Options; Vesting. The term of each Option shall be ten (10) years from the Date of Grant. Each Option shall vest and become exercisable on the first anniversary of the grant of the Option, if the Optionee is a Director on such anniversary.

     5.6 Option Exercise. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the time period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made in cash. No Director shall have any rights as a stockholder with respect to any share of Stock covered by an Option unless and until such Director shall have become the holder of record of such share, and, except as otherwise permitted in Section 4.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such Director shall have become the holder of record thereof.


SECTION 6.  TERMINATION OF SERVICE AND DEATH

     6.1 Termination of Service. If an Optionee's service as a member of the Board shall be terminated for any reason other than death or removal for cause, the Optionee shall have the right, during the 90 day period ending after such termination (subject to Section 5.5 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination of service and shall not have been previously exercised.

     6.2 Death. If an Optionee shall die at any time after the Date of Grant and while he/she is a member of the Board, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 5.4 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee's death (subject to Section 5.5 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such Optionee's death and shall not have been previously exercised.

     6.3 Removal for cause. If an Optionee shall be removed from the Board for cause, the Optionee's right to exercise any unexercised portion of his/her Option shall immediately terminate and all rights thereunder shall cease. An Optionee shall be considered to have been removed for "cause" for purposes of this Section 6.3 when he/she shall have been removed from the Board by the stockholders of the Company for cause in accordance with applicable state law and the Certificate of Incorporation and By-laws of the Company, if applicable.


SECTION 7.  STOCK CERTIFICATES

     7.1 Issuance of Certificates. Subject to Section 7.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares.

     7.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

     (a) The completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

     (b) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable;

     (c) The passing of such reasonable period of time following the exercise of the Options as the Committee from time to time may establish for reasons of administrative convenience;

     (d) Satisfaction by the Optionee of any applicable withholding taxes or other withholding liabilities; and

     (e) If required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (i) a representation in writing that the shares of Stock received upon exercise of an Option are being acquired for investment and not with a view of distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

     7.3 Legends. The Company reserves the right to legend any certificate for shares of Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.


SECTION 8.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     8.1 Plan Amendment and Modification. The Committee may at any time and from time to time amend or modify the Plan, provided, however, that no amendment or modification may become effective without approval of the stockholders if stockholders' approval is required to enable the Plan to satisfy the requirements for exemption from Section 16 of the Exchange Act set forth in Rule 16b-3(or any successor provision) promulgated thereunder and, provided, further, that no amendment or modification shall be made more than once every six months that would change the maximum number of shares of Stock subject to Options, the Option Price or the Date of Grant of the Options, other than to comport with changes in the Internal Revenue Code or ERISA. To the extent required to qualify for the exemption from Section 16 of the Exchange Act, the approval of the Company's stockholders will be required for, among others, any amendment to the Plan that (a) changes the class of persons eligible for the grant of Options, (b) increases (other than as described in Section 4.3 hereof) the maximum number of shares of Stock subject to Options granted under the Plan, as specified in Section 4.1 hereof, or (c) materially increases the benefits accruing to Optionees under the Plan, within the meaning of Rule 16b-3 under the Exchange Act. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

     8.2 Termination. The Plan shall terminate on the tenth anniversary of the date the Plan is approved by the stockholders of the Company. The Committee may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any matter affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.


SECTION 9.  REQUIREMENTS OF LAW

     9.1 Federal Securities Law Requirements. Transactions pursuant to the Plan shall be subject to all conditions required under Rule 16b-3 to qualify such transactions for any exemption from the provisions of Section 16(b) of the Exchange Act available under that rule.

     9.2 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


SECTION 10.  MISCELLANEOUS

     10.1 Service on Board. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Director the right to continue service as a member of the Board.

     10.2 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his/her executor, administrator and permitted transferees.

     10.3 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     10.4 Headings. Section headings are inserted for convenience and reference and constitute no part of the Plan.

  THIS PLAN IS BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE INSTRUCTIONS TO ITEM 10 OF SCHEDULE 14A. THIS PLAN IS NOT BEING DISSEMINATED TO STOCKHOLDERS OF RELIANCE GROUP HOLDINGS, INC.

                         RELIANCE GROUP HOLDINGS, INC.

                             1994 STOCK OPTION PLAN
                          ---------------------------

                                     PART I

                  PURPOSES; DEFINITIONS; SHAREHOLDER APPROVAL;
                  RESERVATION OF SHARES; PARTICIPATION IN PLAN

                                   ARTICLE I

                                    Purposes

     1.1  Purposes of Plan.  The purpose of this Reliance Group Holdings, Inc.
          -----------------
1994 Stock Option Plan (this "Plan") is to provide incentives to selected key employees of the Company and/or its Affiliates who contribute, and are expected to contribute, materially to the success of the Company and its Affiliates; to provide a means of rewarding outstanding performance; and to enhance the interest of such key employees in the Company's continued success and progress by providing them a proprietary interest in the Company. Further, this Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified key personnel necessary for the continued success and progress of the Company.


                                   ARTICLE II

                                  Definitions

     Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1.

     "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Company, except that when used in connection with an Incentive Stock Option, "Affiliate" means a Subsidiary.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Chairman" means the Chairman of the Board of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means, except as set forth in Article X, the Stock Option Committee appointed by the Board to administer this Plan pursuant to Article VII.

     "Common Stock" means, subject to the provisions of Section 9.3, the presently authorized common stock of the Company, par value $.10 per share.

     "Company" means Reliance Group Holdings, Inc.

     "Disability" means (subject to Section 6.2) a physical or mental impairment of sufficient severity such that an Employee is both eligible for and in receipt of benefits under the long-term disability provisions of the Company's benefit plans.

     "Employee" means an employee (including an officer) of the Company or of an Affiliate of the Company, except that, when used in connection with an Incentive Stock Option, "Employee" means an employee (including an officer) of the Company or of a Subsidiary of the Company.

     "Fair Market Value" means the closing price at which the Common Stock of the Company shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

     "Incentive Stock Option" means an option to purchase Common Stock, granted by the Company to a Key Employee pursuant to Section 5.1, which is intended to meet the requirements of Section 422 of the Code and which is labeled an Incentive Stock Option.

     "Key Employee" means an Employee selected to participate in this Plan pursuant to the terms hereof.

     "Non-Qualified Option" means an option to purchase Common Stock, granted by the Company to a Key Employee pursuant to Section 5.1, which is not an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Non-Qualified Option.

     "Plan" means the Reliance Group Holdings, Inc. 1994 Stock Option Plan, as set forth herein and as from time to time amended.

     "Special Compensation Committee" means the Special Compensation Committee of the Board.

     "Subsidiary" means a subsidiary or parent corporation, as defined in Section 424(e) and (f) of the Code, with respect to the Company.


                                  ARTICLE III

                  Shareholder Approval; Reservation of Shares

     3.1  Shareholder Approval.  This Plan shall be effective upon approval of
          ---------------------
the Plan by a vote of a majority of shares of Common Stock present, or represented and entitled to vote, at an annual meeting of shareholders.

     3.2  Shares Reserved Under Plan.  Subject to adjustment under the
          ---------------------------
provisions of Section 9.3 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 2,500,000 shares. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Certificate of Incorporation and By-Laws of the Company in existence at the time of issuance of such shares and at all times thereafter. If Options granted under this Plan shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, new Options may be granted under this Plan covering the number of shares to which such termination or cessation relates. At no time may the sum of the maximum number of shares issuable under outstanding Options granted under this Plan and the number of shares previously issued under Options granted under this Plan exceed the maximum number of shares that may be issued and sold under this Plan, as above stated.

                                   ARTICLE IV

                             Participation in Plan

     4.1  Eligibility to Receive Options. Options under this Plan may be granted
          -------------------------------
only to officers and other Key Employees of the Company or an Affiliate of the Company on the date the Option is granted. A member of the Board of Directors who is not also an Employee of the Company or of an Affiliate of the Company shall not be eligible to receive an Option.

     4.2  Participation Not Guarantee of Employment.  Nothing in this Plan or in
          ------------------------------------------
the instrument evidencing the grant of an Option shall in any manner be construed to limit in any way the right of the Company or an Affiliate to terminate a Key Employee's employment at any time, without regard to the effect of such termination on any rights such Key Employee would otherwise have under this Plan, or give any right to such a Key Employee to remain employed by the Company or an Affiliate thereof in any particular position or at any particular rate of compensation.

                                    PART II

                                    OPTIONS;
                      TERMINATION OF EMPLOYMENT AND DEATH

                                   ARTICLE V

                                    Options

     5.1  Grants of Options.
          ------------------

     (a)  Grant.  The Committee or the Special Compensation Committee, as the
          ------
case may be, may grant Incentive Stock Options and/or Non-Qualified Options to Key Employees. All Options under this Plan shall be granted within ten years of the date on which this Plan is adopted or the date this Plan is approved by the shareholders of the Company, whichever is earlier. No more than 500,000 shares issuable under Options granted under this Plan may be granted to any employee, subject to adjustment in accordance with Section 9.3 hereof.

     (b)  Option Price.  Subject to the requirements of Section 5.3(b) hereof,
          -------------
the purchase price per share of Common Stock under each Incentive Stock Option shall be not less than 100 percent of the Fair Market Value per share of such Common Stock on the date the Option is granted, and the purchase price per share of Common Stock under each Non-Qualified Option shall be determined by the Committee but shall be not less than 90 percent of the Fair Market Value per share of such Common Stock on the date such Non-Qualified Option is granted.
The Option price may be subject to adjustment in accordance with the provisions of Section 9.3 hereof.

     (c)  Option Agreements.  Options shall be evidenced by Option Agreements in
          ------------------
such form and containing such terms and conditions as the Committee shall approve, which terms and conditions need not be the same for all Options.

     (d)  Options Nontransferable.  An Option granted under this Plan shall by
          ------------------------
its terms be nontransferable by the Key Employee otherwise than by will or the laws of descent and distribution, and, during the lifetime of the Key Employee, shall be exercisable only by such Employee. No transfer of an Option by a Key Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

     (e)  Substitution and Cancellation.  The Committee, in its sole discretion,
          ------------------------------
may grant to an Employee who has been granted an Option under this Plan, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower (or higher) than the purchase price provided in the Option so surrendered and cancelled and containing such other terms as the Committee may deem appropriate, subject to such limitations or restrictions with respect to an Incentive Stock Option as may be imposed by the Code.

     5.2  Exercise of Options.
          --------------------

     (a)  Term of Options; Vesting.  Subject to the requirements of Section
          -------------------------
5.3(b) hereof, the term of each Option  granted under this Plan shall be ten
(10) years from the date of grant, except that a Non-Qualified Option with a per share Option price that equals or exceeds Fair Market Value per share on the date of grant shall have a term of ten (10) years and ten (10) days from the date of grant. An Option granted under this Plan shall become 100% vested at the earliest of the following times if the Optionee is an Employee at such time:
(i) the Employee's normal retirement date (age 65 or later), (ii) the Employee's death or Disability, or (iii) five years from the date of grant. Each Option shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the second, third, fourth and fifth anniversaries of the grant of the Option, if the Optionee is an Employee on such anniversary. In its sole discretion, the Committee or the Special Compensation Committee, as the case may be, may prescribe shorter installments or accelerate the exercisability of any Option at any time.

     (b)  Payment on Exercise.  No shares of Common Stock shall be issued on the
          --------------------
exercise of an Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock valued at the then Fair Market Value thereof. Stock certificates for the shares of Common Stock so paid for will be issued and delivered to the person entitled thereto only at the Company's office in New York, New York. No Key Employee shall have any rights as a shareholder with respect to any share of Common Stock covered by an Option unless and until such Employee shall have become the holder of record of such share, and, except as otherwise permitted in Section 9.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such Employee shall have become the holder of record thereof.

     (c)  Exercise upon Dissolution, Liquidation or Winding Up.  If at any time
          -----------------------------------------------------
after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, may, subject to the terms of Article V hereof, purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later.

     5.3  Incentive Stock Options.
          ------------------------

     (a)  Annual Limitation.  Any other provision of this Plan notwithstanding,
          ------------------
but subject to the limitation of Section 3.2 relating to the aggregate number of shares subject to this Plan, the aggregate fair market value (determined as of the time the Option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any Employee during any calendar year (under this Plan and any other plans of the Company and its Subsidiaries) shall not exceed $100,000. For purposes hereof, an "incentive stock option" means an option described in Section 422(b) of the Code. The limitation set forth herein shall apply as and to the extent required to enable Incentive Stock Options to qualify under Section 422 of the Code and, if such
Section 422 is amended, the Committee shall have the power to make corresponding changes in the limitation set forth herein.

     (b)  Incentive Stock Options Granted to Ten Percent Shareholders.  No
          ------------------------------------------------------------
Incentive Stock Option shall be granted to any Key Employee who owns, directly or indirectly pursuant to Section 424(d) of the Code, stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time such Incentive Stock Option is granted, the price of the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

     (c)  Notice.  Each Key Employee shall give prompt notice to the Company of
          -------
any disposition of shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the date of grant or one year after the date of transfer of such shares to the Key Employee upon the exercise of such Incentive Stock Option.

     (d)  Consent.  To the extent appropriate to avoid a "modification" or other
          --------
event described in Section 424(h) of the Code, a Key Employee's rights under an Incentive Stock Option (including the rights to pay the exercise price in Common Stock) shall be set forth in the Option Agreement at the date of grant, so as to preclude any requirement that further Committee consent be given after the date of grant.

                                   ARTICLE VI

                      Termination of Employment and Death

     6.1  Termination of Employment.  Unless earlier terminated in accordance
          --------------------------
with its terms, an Option shall terminate after 90 days after any of the following:

     (a) voluntary termination of employment by the Key Employee, with or without consent of the Company,

     (b) termination of employment of the Key Employee by the Company or any of its Affiliates, with or without cause, or

     (c) termination of employment of the Key Employee for any other reason, including retirement under a retirement plan maintained by the Company, or because the Affiliate employing such Key Employee ceases to be an Affiliate of the Company and such Employee does not, prior thereto or contemporaneously therewith, become a Key Employee of the Company or of another Affiliate.

     6.2  Death or Disability of Optionee.  If a Key Employee's employment is
          --------------------------------
terminated as a result of Disability or death, such Employee, or such Employee's legal representatives, shall be entitled to exercise the Option in whole or in part at any time within one year following the Disability (defined in accordance with Section 422(c) of the Code in the case of an Incentive Stock Option) or death of such Key Employee.

     6.3  Employment.  For all purposes of this Plan, and any Option granted
          -----------
hereunder, "employment" shall be defined in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

                                    PART III

                   ADMINISTRATION, AMENDMENT AND TERMINATION
                             OF PLAN; MISCELLANEOUS

                                  ARTICLE VII

                             Administration of Plan

     7.1  The Committee.  This Plan shall be administered by a Committee of
          --------------
three or more persons, all of whom shall be members of the Board and shall be appointed by, and serve at the pleasure of, the Board. No person shall serve as a member of the Committee if such person is eligible, or had been eligible at any time within one year prior to appointment as a member, for selection as a person to whom stock may be allocated or to whom stock options may be granted under this Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the issuer or any of its affiliates. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority to interpret this Plan and the agreements evidencing Options granted hereunder (which agreements need not be identical), to prescribe, amend and rescind rules and regulations, if any, relating to this Plan and to make all determinations necessary or advisable for the administration of this Plan. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee and each of the members thereof, and Employees of the Company, and their respective successors in interest.

     7.2  Liability of Committee.  No member of the Committee shall be liable
          -----------------------
for anything done or omitted to be done by such member or by any other member of the Committee in connection with this Plan, except for the willful misconduct or gross negligence of such member. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under this Plan at the Company's expense.

     7.3  Determinations of the Committee.  In making its determinations
          --------------------------------
concerning the Key Employees who shall receive

Options, as well as the number of shares to be covered thereby and time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective Key Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall also determine the form of Option Agreements to be issued under this Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of this Plan. The Committee may, in its discretion or in accordance with a direction from the Board, waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of this Plan as then in effect.

     7.4  Plan Sponsors; Expenses.  The Committee shall act on behalf of the
          ------------------------
Company as sponsor of the Plan. All expenses associated with the Plan shall be borne by the Company.


                                  ARTICLE VIII

                       Amendment and Termination of Plan

     8.1  Amendment of Plan.
          ------------------

     (a)  Generally.  This Plan may be amended at any time and from time to time
          ----------
by the Board of Directors of the Company but to the extent necessary for this Plan to continue to meet the requirements for exemption under Section 16 of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 promulgated thereunder (or any successor provision), no amendment which (1) increases the aggregate number of shares of Common Stock which may be issued and sold under this Plan, (2) decreases the minimum Option price provided in this Plan, (3) extends the period during which Options may be granted under this Plan, or (4) changes the class of Key Employees eligible to receive Options shall be effective unless and until the same is approved by the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No termination or amendment of this Plan, without the consent of the holder of any Option then existing, may terminate such holder's Option or materially and adversely affect such holder's rights thereunder.

     (b)  Amendments Relating to Incentive Stock Options.  To the extent
          -----------------------------------------------
applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422 of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted (after taking into account Section 424(h) of the Code, relating to "modifications", etc.), if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

     8.2  Termination.  The Board of Directors of the Company may at any time
          ------------
terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options previously granted.

                                   ARTICLE IX

                            Miscellaneous Provisions

     9.1  Restrictions Upon Grant of Options.  The listing upon the New York
          -----------------------------------
Stock Exchange or the registration or qualification under any Federal or State law of any shares of Common Stock to be granted pursuant to this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Employees receiving such shares) may be necessary or desirable and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Board of Directors, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed. In such connection, the Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933, as amended ("1933 Act"), other than on Form S-8, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

     9.2  Restrictions upon Resale of Unregistered Stock.  If the shares of
          -----------------------------------------------
Common Stock that have been transferred to a Key Employee pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Key Employee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Key Employee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Key Employee is acquiring such shares of Common Stock for such Employee's own account and not with a view to the distribution thereof.

     9.3  Adjustments.  In the event of any change (through recapitalization,
          ------------
merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Company's capital stock (or any other transaction described in Section 424(a) of the Code) after any Option is granted hereunder and prior to the exercise thereof, the Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the stock subject to the Option at the time of the occurrence of such change. If any such event should occur, the number of shares subject to Options which are authorized to be issued hereunder, but which have not been issued, shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted to a Key Employee hereunder, which shall increase or decrease the amount of capital stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of this Plan.

     9.4  Withholding of Taxes.  Each Key Employee who exercises an Option to
          ---------------------
purchase Common Stock shall agree to pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any taxes of any kind required by law to be withheld with respect to the transfer to such Employee of such shares of Common Stock.

     9.5  Use of Proceeds.  The proceeds from the sale of Common Stock pursuant
          ----------------
to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

     9.6  Other Grants.  Options may be granted under this Plan from time to
          -------------
time in substitution for stock options and/or stock appreciation rights held by employees of other corporations who are or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substituted Options so granted may vary from the terms and conditions set forth in Part II to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

     9.7  Other Benefits.  Nothing contained herein shall prevent the Company
          ---------------
from establishing other incentive plans in which Key Employees in the Plan may also participate. No award under this Plan shall be considered as compensation in calculating any insurance, pension or other benefit for which the recipient is eligible unless any such insurance, pension or other benefit is granted under a plan which expressly provides that compensation under this Plan (and specifying the type of such compensation) shall be considered as compensation under such plan.



                                    PART IV

                  PROVISIONS RELATING TO CERTAIN KEY EMPLOYEES

                                   ARTICLE X
                                   ---------

          Limitation on Grants; Applicability of Other Provisions

          10.1  Limitations With Respect To Executive Officers.  Notwithstanding
                -----------------------------------------------
any other provision contained in the Plan, the Special Compensation Committee shall have the exclusive right to grant Incentive Stock Options and/or Non-Qualified Options to the executive officers of the Company. Any Options so granted in any year, shall be granted, in the case of the persons who are the Chairman and the four other most highly compensated executive officers, at not less than Fair Market Value.

          10.2  Applicability of Other Provisions.  Section 5.1(e) shall not be
                ----------------------------------
applicable to grants made under this Article X. The provisions of Article VII shall be incorporated herein as if included herein, except that "Special Compensation Committee" shall replace "Committee" whenever it appears therein.

  THIS PLAN IS BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE INSTRUCTIONS TO ITEM 10 OF SCHEDULE 14A. THIS PLAN IS NOT BEING DISSEMINATED TO STOCKHOLDERS OF RELIANCE GROUP HOLDINGS, INC.


                         RELIANCE GROUP HOLDINGS, INC.
                         -----------------------------
                              EXECUTIVE BONUS PLAN
                              --------------------

                                   ARTICLE I

                                    Purpose
                                    -------

     1.1 The purpose of this Plan is to provide performance-based compensation to Covered Employees. This Plan, which is intended to comply with the requirements of (S)162(m) of the Code and of proposed Regulation (S)1.162-27, is designed to enhance the Company's ability to retain and reward key executives who contribute materially to the success of the Company by providing them the opportunity to earn meaningful compensation tied to the Company's performance under the predetermined criteria set forth herein.

                                   ARTICLE II

                                  Definitions
                                  -----------

     2.1 Capitalized terms used in this Plan shall have the meanings set forth below.

     "Base Salary" means the annual base salary of a Covered Employee as in effect on January 1, 1994 (increased by 10% each year, on a compound basis, but in no event more, as to any year, than the Covered Employee's actual annual base salary for such year as so increased) paid by the Company and any Subsidiary.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "CLTIC" means the title insurance operations of the Company.

     "Company" means Reliance Group Holdings, Inc.

     "Compensation Committee" means the Special Compensation Committee of the Board of Directors of the Company, comprised solely of two or more outside directors as defined in (S)162(m) of the Code and the regulations promulgated thereunder.

     "Covered Employee" is as defined under (S)162(m)(3) of the Code.

     "GAAP" means generally accepted accounting principles.

     "Industry" means those U.S. property and casualty stock insurance companies for which aggregate statistical data are reported by a recognized insurance industry rating or reporting service.

     "Plan" means this Executive Bonus Plan.

     "Reliance Insurance Group" means the property and casualty operations of the Company.

     "SAP" means the statutory accounting practices utilized by property and casualty insurance companies.

     "Subsidiary" means a company 50% or more of whose voting capital stock is held, directly or through one or more Subsidiaries, by the Company.


                                  ARTICLE III

                              Shareholder Approval
                              --------------------

     3.1 The material terms of the performance goals under this Plan, including the bonuses to be paid upon the attainment of the goals, shall be disclosed to the shareholders of the Company and shall be submitted to the shareholders for their approval, by affirmative votes of a majority of the votes cast in a separate vote, at the annual meeting next following the date of adoption of this Plan by the Compensation Committee. Subsequent disclosure to, and approvals by, the shareholders of the Company shall be made and obtained, respectively, to the extent required by the relevant provisions of (S)162(m) of the Code and the regulations promulgated thereunder. No amounts shall be paid under this Plan unless the requisite shareholder approval of such payments under (S)162(m) of the Code shall have been obtained.

                                  ARTICLE IV

                Participants; Preestablished Performance Goals
                ----------------------------------------------

     4.1 This Plan shall apply as to any year only to persons who are Covered Employees for such year.

     4.2 The performance goals applicable to all Covered Employees, other than any Covered Employee with a separate performance-based bonus plan with the Company, shall be established in accordance with paragraph 4.3 hereof and shall be related to the following criteria:

     (a) average return on shareholders' equity of the Company for the 12 months ending December 31 of the year to which performance-based compensation is applicable, calculated in accordance with GAAP;

     (b) combined ratio of the Reliance Insurance Group for the 12 months ending December 31 of the year to which performance-based compensation is applicable, calculated in accordance with SAP, compared to the combined ratio of the Reliance Insurance Group for the preceding 12 month period, calculated in accordance with SAP;

     (c) combined ratio of the Reliance Insurance Group for the 12 months ending December 31 of the year to which performance-based compensation is applicable, calculated in accordance with SAP, compared to the combined ratio of the Industry (as reported on an estimated basis) for the comparable period, calculated in accordance with SAP;

     (d) total return on the combined investment portfolio of the Reliance Insurance Group and CLTIC for any calendar year to which performance-based compensation is applicable;

     (e) amount of pre-tax net realized capital gains, calculated in accordance with GAAP, of the combined investment portfolio of the Reliance Insurance Group and CLTIC during any calendar year to which performance-based compensation is applicable;

     (f) pre-tax operating income (exclusive of capital gains), calculated in accordance with GAAP, of the Reliance Insurance Group for any calendar year to which performance-based compensation is applicable;

     (g) shareholders' equity of the Company, calculated in accordance with GAAP, as of the end of any calendar year to which performance-based compensation is applicable;

     (h) net premiums written, calculated in accordance with GAAP, of the Reliance Insurance Group for any calendar year to which performance-based compensation is applicable;

     (i) pre-tax operating income (exclusive of realized capital gains), calculated in accordance with GAAP, of CLTIC for any calendar year to which performance-based compensation is applicable;

     (j) net premiums earned, calculated in accordance with GAAP, of CLTIC for any calendar year to which performance-based compensation is applicable;

     (k) the Company's debt to total capitalization ratio, calculated in accordance with GAAP, as of the end of any calendar year to which performance-based compensation is applicable;

     (l)  the price of the Company's common stock;

     (m) pre-tax operating earnings per share (exclusive of realized capital gains of the combined portfolio of the Reliance Insurance Group and CLTIC), calculated in accordance with GAAP, of the Company for any calendar year to which performance-based compensation is applicable; and

     (n) net investment income, calculated in accordance with GAAP, of the combined investment portfolio of the Reliance Insurance Group and CLTIC for any calendar year to which performance-based compensation is applicable.

     4.3  The specific targets for the performance goals set forth in paragraph
4.2 above shall be as determined by the Compensation Committee at the time of adoption of this Plan by the Compensation Committee. For any year commencing on or after January 1, 1995, the Compensation Committee shall have the discretion (but not be required) to modify such specific targets for the performance goals set forth in paragraph 4.2 above. Any such modification shall be made in writing (which may be through approved minutes) by the Compensation Committee prior to the commencement of the year to which it is applicable.

                                   ARTICLE V

                        Calculation and Payment of Bonus
                        --------------------------------

     5.1 All Covered Employees, other than any Covered Employee with a separate performance-based bonus plan, shall be eligible to receive a maximum bonus under this Plan of 115% of their respective Base Salaries.

     5.2 The Compensation Committee shall certify in writing (which may be through approved minutes), prior to payment of any bonus under this Plan, the extent to which the performance goals set forth in paragraph 4.2 hereof have been met.

     5.3 Subject to paragraph 5.4 hereof, all Covered Employees, other than any Covered Employee with a separate performance-based bonus plan, shall be entitled to receive, and shall be paid not later than 60 days after the end of any calendar year to which performance-based compensation is applicable, cash bonuses equal to 115% of their respective Base Salaries if at least eight of the performance goals set forth in paragraph 4.2 hereof have been met. If fewer than eight of such goals have been met, then the bonuses to be paid to such Covered Employees shall be reduced by 5% of their respective Base Salaries multiplied by the difference between the number of goals achieved and the number "eight," provided, however, that if fewer than two goals are achieved, no
         --------  -------
bonuses shall be paid hereunder. Responsibilities for any bonuses payable under this Plan shall be allocated between the Company and any Subsidiary in proportion to the amount of Base Salary paid to a Covered Employee by the Company and such Subsidiary.

     5.4 The Compensation Committee shall have the discretion to reduce or eliminate amounts payable under this Plan to any Covered Employee who the

Compensation Committee determines has breached a duty to the Company which has or will result in material harm to the Company.

                                  ARTICLE VI

                                Non-Exclusivity
                                ---------------

     6.1 Nothing in this Plan shall prevent the Company from establishing other incentive plans in which Covered Employees may participate, or from making additional incentive payments to Covered Employees.

                                  ARTICLE VII

                          Authority and Administration
                          ----------------------------

     7.1 Subject to the limitations of this Plan, the Compensation Committee shall have the sole and complete authority to interpret this Plan and to make all the determinations necessary or advisable in the administration of this Plan (including without limitation the determination to amend or terminate this Plan). The Compensation Committee shall be entitled to rely on representations and certifications of appropriate officers of the Company with respect to the financial and statistical data set forth in paragraph 4.2 hereof. The Compensation Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. The Compensation Committee shall not be liable for any action or determination made in good faith with respect to this Plan.



3119.01

  THIS PLAN IS BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE INSTRUCTIONS TO ITEM 10 OF SCHEDULE 14A. THIS PLAN IS NOT BEING DISSEMINATED TO STOCKHOLDERS OF RELIANCE GROUP HOLDINGS, INC.


                         RELIANCE GROUP HOLDINGS, INC.
                         -----------------------------
                             EXECUTIVE BONUS PLAN
                             --------------------
                            FOR JAMES E. YACOBUCCI
                            ----------------------


                                   ARTICLE I
                                   ---------
                                    Purpose
                                    -------

     1.1 The purpose of this Plan is to provide performance-based compensation for James E. Yacobucci (the "Employee"). This Plan, which is intended to comply with the requirements of (S)162(m) of the Code and of proposed Regulation
(S)1.162-27, is designed to enhance the Company's ability to retain and reward a key executive who is expected to contribute materially to the success of the Company by providing him the opportunity to earn meaningful compensation tied to the Company's performance under the predetermined criteria set forth herein.

                                  ARTICLE II

                                  Definitions
                                  -----------

    2.1 Capitalized terms used in this Plan shall have the meanings set forth below.

        "Base Salary" means $1 million per year paid to the Employee by the Company and any Subsidiary.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company" means Reliance Group Holdings, Inc.

        "Compensation Committee" means the Special Compensation Committee of the Board of Directors of the Company, comprised solely of two or more outside directors as defined in (S)162(m) of the Code and the regulations promulgated thereunder.

        "Covered Employee" is as defined under (S)162(m)(3) of the Code.

        "GAAP" means generally accepted accounting principles.

        "Plan" means this Executive Bonus Plan.

        "Subsidiary" means a company 50% or more of whose voting capital stock is held, directly or through one or more Subsidiaries, by the Company.


                                  ARTICLE III

                             Shareholder Approval
                             --------------------

        3.1 The material terms of the performance goals under this Plan, including the bonuses to be paid upon the attainment of the goals, shall be disclosed to the shareholders of the Company and shall be submitted to the shareholders for their approval, by affirmative votes of a majority of the votes cast in a separate vote, at the annual meeting next following the date of adoption of this Plan by the Compensation Committee. Subsequent disclosure to, and approvals by, the shareholders of the Company shall be made and obtained, respectively, to the extent required by the relevant provisions of (S)162(m) of the Code and the regulations promulgated thereunder. No amounts shall be paid under this Plan unless the requisite shareholder approval of such payments under
(S)162(m) of the Code shall have been obtained.

                                  ARTICLE IV

                         Preestablished Performance Goals
                         --------------------------------

        4.1 This Plan shall apply as to any year in which the Employee is a Covered Employee for such year.

        4.2 The performance goal applicable to the Employee shall be established in accordance with paragraph 4.3 hereof and shall be related to the following criterion:

        -  The Actual Portfolio Return for the Measurement Period.

          For purposes of calculation of Actual Portfolio Return for a Measurement Period, the following terms shall have the meanings set forth below:

        Actual Portfolio Return means, with respect to the Measurement Period,
        -----------------------
        the total pre-tax dollar return (which will be a negative number in the event of a loss) earned on the Portfolio for such period, as determined by the Company in accordance with GAAP, including interest and dividend income, realized gains and losses, and unrealized appreciation and depreciation.

        Equity Securities is as defined in Rule 3a 11-1 under the Securities
        -----------------
        Exchange Act of 1934, as amended. In addition, it includes foreign currencies and options on foreign currencies, but specifically excludes non-convertible fixed-income securities.

        Measurement Period means the 12 month period ending December 31 of the
        ------------------
        year to which performance based compensation is applicable.

        Portfolio means certain investments, from time to time, of the Company
        ---------
        and its consolidated subsidiaries in Equity Securities and money market instruments derived from proceeds of sales of Equity Securities provided that the money market instruments shall be reduced by subsequent additional investments in Equity Securities included in the Portfolio. The Portfolio at January 1, 1994 will equal the total value of the Equity Securities as set forth in the schedule adopted by, and filed with the minutes of, the Special Compensation Committee. However, certain securities of the Portfolio as designated in such schedule are to be sold within the first three months of 1994, with the effect of reducing the initial Portfolio. The proceeds of such sales will be considered withdrawn by the Company from the Portfolio. In addition, purchases of any Equity Securities are to be reviewed by the Company on a weekly basis and the inclusion of such securities in the Portfolio will be at the mutual agreement of the Company and the Employee. The Portfolio may also be increased or reduced at any time at the discretion of the Company.

        For purposes of this Plan, additions to or withdrawals from the Portfolio in the first fifteen days of any month will be deemed to be made on the last day of the previous month. Alternatively, any additions or withdrawals made after the fifteenth day of any month will be deemed to be made on the last day of such month.


        4.3 The specific targets for the performance goal set forth in paragraph 4.2 above shall be as determined by the Compensation Committee at the time of adoption of this Plan by the Compensation Committee. For any year commencing on or after January 1, 1995, the Compensation Committee shall have the discretion (but not be required) to modify such specific targets for the performance goal set forth in paragraph 4.2 above. Any such modification shall be made in writing (which may be through approved minutes) by the Compensation Committee prior to the commencement of the year to which it is applicable.

                                   ARTICLE V

                       Calculation and Payment of Bonus
                       --------------------------------

        5.1 The Employee shall be eligible to receive a maximum bonus under this Plan of 400% of his Base Salary.

        5.2 The Compensation Committee shall certify in writing (which may be through approved minutes), prior to payment of any bonus under this Plan, that the performance goal set forth in paragraph 4.2 hereof has been met.

        5.3 Subject to paragraph 5.4 hereof, the Employee shall be eligible to receive and be paid not later than 60 days after the end of any calendar year to which performance-based compensation is applicable, a cash bonus equal to 400% of his Base Salary if the performance goal set forth in paragraph 4.2 hereof has been met. Responsibility for any bonus payable under this Plan shall be allocated between the Company and any Subsidiary in proportion to the amount of Base Salary paid to the Employee by the Company and such Subsidiary.

        5.4 The Compensation Committee shall have the absolute discretion to reduce or eliminate any amounts payable under this Plan to the Employee.

                                  ARTICLE VI

                               Non-Exclusivity
                               ---------------

        6.1 Nothing in this Plan shall prevent the Company from establishing other incentive plans in which the Employee may participate, or from making additional incentive payments to the Employee.


                                  ARTICLE VII

                         Authority and Administration
                         ----------------------------

        7.1 Subject to the limitations of this Plan, the Compensation Committee shall have the sole and complete authority to interpret this Plan and to make all the determinations necessary or advisable in the administration of this Plan (including without limitation the determination to amend or terminate this Plan). The Compensation Committee shall be entitled to rely on representations and certifications of appropriate officers of the Company with respect to the financial and statistical data set forth in paragraph 4.2 hereof. The Compensation Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. The Compensation Committee shall not be liable for any action or determination made in good faith with respect to this Plan.